                                                                EXHIBIT 4.1
================================================================================


                        NEXTLINK COMMUNICATIONS, L.L.C.

                                      AND

                             NEXTLINK CAPITAL, INC.
                                                    Issuers
                                                    -------

                                       TO

                    UNITED STATES TRUST COMPANY OF NEW YORK
                                                    Trustee
                                                    -------

                             --------------------

                                   Indenture

                           Dated as of April 25, 1996


                             --------------------

                                  $350,000,000


                              12 1/2% SENIOR NOTES
                               DUE April 15, 2006



================================================================================

                        NEXTLINK COMMUNICATIONS, L.L.C.
                             NEXTLINK CAPITAL, INC.

                 Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                          Trust Indenture Act of 1939:


Trust Indenture                                         Indenture
  Act Section                                           Section
- ------------------                                      ------------

(S) 310(a)(1)           .......................            609
       (a)(2)           .......................            609
       (a)(3)           .......................            Not
                                                           Applicable
       (a)(4)           .......................            Not
                                                           Applicable
       (b)               .......................           608
                         .......................           610
(S) 311(a)               .......................           613
       (b)               .......................           613
(S) 312(a)               .......................           701
                                                           702(a)
       (b)               .......................           702(b)
       (c)               .......................           702(c)
(S) 313(a)               .......................           703(a)
       (a)(4)            .......................           703(a)
       (b)               .......................           703(a)
       (c)               .......................           703(a)
       (d)               .......................           703(b)
(S) 314(a)               .......................           704
                                                           1018
       (b)               .......................           Not
                                                           Applicable
       (c)(1)            .......................           102
       (c)(2)            .......................           102
       (c)(3)            .......................           Not
                                                           Applicable
       (d)               .......................           Not
                                                           Applicable
       (e)               .......................           102
(S) 315(a)               .......................           601
       (b)               .......................           602
       (c)               .......................           601
       (d)               .......................           601
       (e)               .......................           514

- ------------------

       Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Trust Indenture                                         Indenture
  Act Section                                           Section
- ------------------                                      ------------
(S) 316(a)(1)(A)                                           502
                                                           512
       (a)(1)(B)         .......................           513
       (a)(2)            .......................           Not
                                                           Applicable
       (b)               .......................           508
       (c)               .......................           104
(S) 317(a)(1)            .......................           503
       (a)(2)            .......................           504
       (b)               .......................           1003
(S) 318(a)               .......................           107


- ------------------

    Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                     TABLE OF CONTENTS

                                                                        Page
                                                                        ----
Parties .............................................................    1
Recitals of the Issuers..............................................    1

                                        ARTICLE ONE

                            Definitions and Other Provisions of
                                    General Application

SECTION 101.    Definitions:

                Act....................................................   2
                Acquired Debt..........................................   2
                Additional Step-Up.....................................   3
                Affiliate..............................................   3
                Agent Member...........................................   3
                Applicable Procedures..................................   3
                Asset Disposition......................................   3
                Attributable Value.....................................   3
                Bank Credit Agreement..................................   4
                Board of Directors.....................................   4
                Board Resolution.......................................   4
                Business Day...........................................   4
                Capital Lease Obligation...............................   4
                Capital Stock..........................................   5
                CEDEL..................................................   5
                Change of Control......................................   5
                Commission.............................................   5
                Common Equity..........................................   5
                Company................................................   5
                Consolidated Capital Ratio.............................   5
                Consolidated Cash Flow Available for
                Fixed Charges..........................................   6
                Consolidated Income Tax Expense........................   6
                Consolidated Interest Expense..........................   6
                Consolidated Net Income................................   7
                Consolidated Net Worth.................................   7
                Consolidated Tangible Assets...........................   7
                Corporate Trust Office.................................   8
                corporation............................................   8
                Debt...................................................   8
                Default................................................   9

- -----------------
    Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       Page
                                                                       ----

                Defaulted Interest....................................   9
                Depository............................................   9
                Depository Securities Certification...................   9
                Disqualified Stock....................................   9
                DTC...................................................  10
                Eagle River...........................................  10
                Eligible Institution..................................  10
                Euroclear.............................................  10
                Event of Default......................................  10
                Exchange Act..........................................  10
                Exchange Offer........................................  10
                Exchange Offer Registration Statement.................  10
                Exchange Security.....................................  10
                Expiration Date.......................................  11
                Global Security.......................................  11
                Government Securities.................................  11
                Guarantee.............................................  11
                Holder................................................  11
                Incur.................................................  11
                Indenture.............................................  12
                Initial Purchasers....................................  12
                Interest Payment Date.................................  12
                Interest Rate or Currency Protection
                  Agreement...........................................  12
                Investment............................................  12
                Issue Date............................................  13
                Issuers Request; Issuers Order........................  13
                Joint Venture.........................................  13
                Lien..................................................  13
                Managing Member.......................................  13
                Managing Member's Certificate.........................  13
                Marketable Securities.................................  14
                Maturity..............................................  14
                Net Available Proceeds................................  14
                Offer to Purchase.....................................  15
                Officers' Certificate.................................  18
                Opinion of Counsel....................................  18
                Original Securities...................................  18
                Other Securities......................................  18
                Outstanding...........................................  18
                Owner Securities Certification........................  19
                Paying Agent..........................................  19
                Permanent Regulation S Global Security................  19

- -----------------
     Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                        Page
                                                                        ----

                Permitted Interest Rate or Currency
                Protection Agreement..................................  20
                Permitted Investment..................................  20
                Permitted Liens.......................................  20
                Person................................................  21
                Pledge Account........................................  21
                Pledge Agreement......................................  21
                Pledged Securities....................................  21
                Predecessor Security..................................  21
                Preferred Dividends...................................  22
                Preferred Stock.......................................  22
                Purchase Agreement....................................  22
                Purchase Date.........................................  22
                Purchase Money Debt...................................  22
                readily marketable cash equivalents...................  22
                Receivables...........................................  23
                Receivables Sale......................................  23
                Redemption Date.......................................  23
                Redemption Price......................................  23
                Regular Record Date...................................  23
                Regulation S..........................................  23
                Related Person........................................  23
                Resale Registration Statement.........................  24
                Responsible Officer...................................  24
                Restricted Global Security............................  24
                Restricted Period.....................................  24
                Restricted Securities.................................  24
                Restricted Subsidiary.................................  24
                Rule 144..............................................  24
                Rule 144A.............................................  25
                Sale and Leaseback Transaction........................  25
                Securities............................................  25
                Securities Act........................................  25
                Security Register; Security Registrar.................  25
                Significant Subsidiary................................  25
                Special Interest......................................  25
                Special Record Date...................................  25
                Stated Maturity.......................................  25
                Step-Down Date........................................  26
                Step-Up...............................................  26
                Subordinated Debt.....................................  26
                Subsidiary............................................  27
                Successor Security....................................  27

- -----------------
    Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                        Page
                                                                        ----

                Tax Amount............................................  27
                Telecommunications Assets.............................  27
                Telecommunications Business...........................  27
                Temporary Regulation S Global
                Security..............................................  28
                Transferee Securities Certification...................  28
                Trustee...............................................  28
                Trust Indenture Act...................................  28
                Unrestricted Subsidiary...............................  28
                Vendor Financing Facility.............................  29
                Vice President........................................  29
                Voting Stock..........................................  29
                Wholly-Owned Restricted Subsidiary....................  29
SECTION 102.    Compliance Certificates and
                  Opinions............................................  30

SECTION 103.    Form of Documents Delivered to
                  Trustee.............................................  30

SECTION 104.    Acts of Holders; Record Dates.........................  31

SECTION 105.    Notices, Etc., to Trustee and
                  Issuers.............................................  34

SECTION 106.    Notice to Holders; Waiver.............................  34

SECTION 107.    The Application of Trust Indenture
                  Act.................................................  35

SECTION 108.    Effect of Headings and
                  Table of Contents..................................   35

SECTION 109.    Successors and Assigns................................  35

SECTION 110.    Separability Clause...................................  36

SECTION 111.    Benefits of Indenture.................................  36

SECTION 112.    Governing Law.........................................  36

SECTION 113.    Legal Holidays........................................  36

- -----------------
     Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                        Page
                                                                        ----



                                  ARTICLE TWO

                                 Security Forms

SECTION 201.    Forms Generally......................................   36

SECTION 202.    Form of Face of Security.............................   40

SECTION 203.    Form of Reverse of Security..........................   45

SECTION 204.    Form of Trustee's Certificate of
                  Authentication....................................    51

                                 ARTICLE THREE

                                 The Securities

SECTION 301.    Title and Terms.......................................  52

SECTION 302.    Denominations.........................................  53

SECTION 303.    Execution, Authentication,
                Delivery and Dating...................................  54

SECTION 304.    Temporary Securities..................................  55

SECTION 305.    Global Securities; Registration,
                Registration of Transfer and
                Exchange..............................................  56

SECTION 306.    Mutilated, Destroyed, Lost and
                Stolen Securities.....................................  66

SECTION 307.    Payment of Interest; Interest Rights
                Preserved.............................................  67

SECTION 308.    Persons Deemed Owners.................................  68

SECTION 309.    Cancellation..........................................  69

SECTION 310.    Computation of Interest...............................  69

- ------------------

    Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       Page
                                                                       ----

SECTION 311.    CUSIP Numbers.........................................  69


                                  ARTICLE FOUR

                           Satisfaction and Discharge
SECTION 401.    Satisfaction and Discharge of
                  Indenture...........................................  70

SECTION 402.    Application of Trust Money............................  71


                                  ARTICLE FIVE

                                    Remedies


SECTION 501.    Events of Default.....................................  71

SECTION 502.    Acceleration of Maturity; Rescission
                 and Annulment........................................  74

SECTION 503.    Collection of Indebtedness and Suits
                 for Enforcement by Trustee...........................  75

SECTION 504.    Trustee May File Proofs of Claim......................  76

SECTION 505.    Trustee May Enforce Claims Without
                 Possession of Securities.............................  77

SECTION 506.    Application of Money Collected........................  77

SECTION 507.    Limitation on Suits...................................  78

SECTION 508.    Unconditional Right of Holders to
                 Receive Principal, Premium and
                 Interest.............................................  78

SECTION 509.    Restoration of Rights and Remedies....................  79

SECTION 510.    Rights and Remedies Cumulative........................  79

SECTION 511.    Delay or Omission Not Waiver..........................  79

- ---------------------

    Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       Page
                                                                       ----

SECTION 512.    Control by Holders....................................  80

SECTION 513.    Waiver of Past Defaults...............................  80

SECTION 514.    Undertaking for Costs.................................  81

SECTION 515.    Waiver of Stay or Extension Laws......................  81

                                  ARTICLE SIX

                                  The Trustee

SECTION 601.    Certain Duties and Responsibilities...................  81

SECTION 602.    Notice of Defaults....................................  82

SECTION 603.    Certain Rights of Trustee.............................  82

SECTION 604.    Not Responsible for Recitals or
                 Issuance of Securities...............................  83

SECTION 605.    May Hold Securities...................................  84

SECTION 606.    Money Held in Trust...................................  84

SECTION 607.    Compensation and Reimbursement........................  84

SECTION 608.    Disqualification; Conflicting
                 Interests............................................  85

SECTION 609.    Corporate Trustee Required;
                 Eligibility..........................................  85

SECTION 610.    Resignation and Removal; Appointment
                 of Successor.........................................  86

SECTION 611.    Acceptance of Appointment by
                 Successor............................................  87

SECTION 612.    Merger, Conversion, Consolidation
                 or Succession to Business............................  88

- -------------------

    Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       Page
                                                                       ----

SECTION 613.    Preferential Collection of Claims
                 Against Issuers......................................  88

SECTION 614.    Appointment of Authenticating Agent...................  89

                                 ARTICLE SEVEN

             Holders' Lists and Reports by Trustee and The Issuers

SECTION 701.    Issuers to Furnish Trustee Names
                 and Addresses of Holders.............................  91

SECTION 702.    Preservation of Information;
                 Communications to Holders............................  91

SECTION 703.    Reports by Trustee....................................  92

SECTION 704.    Reports by Issuers....................................  92

SECTION 705.    Officers' Certificate with Respect to
                 Change in Interest Rates.............................  92

                                 ARTICLE EIGHT

                          Merger, Consolidation, Etc.
SECTION 801.    Mergers, Consolidations and Certain
                 Sales of Assets......................................  93

SECTION 802.    Successor Substituted.................................  94

                                  ARTICLE NINE

                            Supplemental Indentures
SECTION 901.    Supplemental Indentures Without
                 Consent of Holders...................................  95

SECTION 902.    Supplemental Indentures with
                 Consent of Holders...................................  96

- -------------------

    Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                        Page
                                                                        ----

SECTION 903.    Execution of Supplemental Indentures..................  97

SECTION 904.    Effect of Supplemental Indentures.....................  97

SECTION 905.    Conformity with Trust Indenture Act...................  97

SECTION 906.    Reference in Securities to
                 Supplemental Indentures..............................  97

                                  ARTICLE TEN

                                   Covenants
SECTION 1001.   Payment of Principal, Premium and
                 Interest.............................................  98

SECTION 1002.   Maintenance of Office or Agency.......................  98

SECTION 1003.   Money for Security Payments to be
                 Held in Trust........................................  99

SECTION 1004.   Existence............................................. 100

SECTION 1005.   Maintenance of Properties and
                 Insurance............................................ 101

SECTION 1006.   Payment of Taxes and Other Claims..................... 101

SECTION 1007.   Limitation on Consolidated Debt....................... 102

SECTION 1008.   Limitation on Debt and Preferred
                 Stock of Restricted Subsidiaries..................... 105

SECTION 1009.   Limitation on Restricted Payments..................... 107

SECTION 1010.   Limitations on Dividend and Other
                 Payment Restrictions Affecting
                 Restricted Subsidiaries.............................. 109

SECTION 1011.   Limitation on Liens................................... 111

- --------------------

    Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                      Page
                                                                      ----

SECTION 1012.   Limitation on Sale and Leaseback
                 Transactions......................................... 112

SECTION 1013.   Limitation on Asset Dispositions...................... 113

SECTION 1014.   Limitation on Issuances and Sales
                 of Capital Stock of Restricted
                 Subsidiaries......................................... 115

SECTION 1015.   Transactions with Affiliates and
                 Related Persons...................................... 115

SECTION 1016.   Change of Control..................................... 116

SECTION 1017.   Provision of Financial Information.................... 117

SECTION 1018.   Limitations on Conduct of Business
                 of Capital........................................... 118

SECTION 1019.   Pledge Agreement; Security............................ 118

SECTION 1020.   Statement by Officers as to Default................... 120

SECTION 1021.   Waiver of Certain Covenants........................... 121

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.   Right of Redemption................................... 121

SECTION 1102.   Applicability of Article.............................. 122

SECTION 1103.   Election to Redeem; Notice to
                 Trustee.............................................. 122

SECTION 1104.   Securities to Be Redeemed Pro Rata.................... 123

SECTION 1105.   Notice of Redemption.................................. 123

SECTION 1106.   Deposit of Redemption Price........................... 124

- ---------------------

    Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       Page
                                                                       ----

SECTION 1107.   Securities Payable on Redemption
                 Date................................................. 125

SECTION 1108.   Securities Redeemed in Part........................... 125

                                 ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

SECTION 1201.   Issuers' Option to Effect Defeasance
                 or Covenant Defeasance............................... 126

SECTION 1202.   Defeasance and Discharge.............................. 126

SECTION 1203.   Covenant Defeasance................................... 127

SECTION 1204.   Conditions to Defeasance
                 or Covenant Defeasance............................... 127

SECTION 1205.   Deposited Money and U.S.Government
                 Obligations to Be Held in Trust;
                 Other Miscellaneous Provisions....................... 129

SECTION 1206.   Reinstatement......................................... 130

SECTION 1207.   Repayment to Company.................................. 130

TESTIMONIUM........................................................... 132

SIGNATURES............................................................ 132

ACKNOWLEDGMENTS....................................................... 133



- ----------------

    Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of April 25, 1996 between NEXTLINK Communications, L.L.C., a limited liability company formed under the laws of the State of Washington (the "Company"), and NEXTLINK Capital, Inc., a Washington corporation and a wholly-owned subsidiary of the Company ("Capital"), as joint and several obligors (collectively, the "Issuers"), each having its principal office at 155 108th Avenue N.E., 8th Floor, Bellevue, Washington 98004, and United States Trust Company of New York, duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                            RECITALS OF THE ISSUERS

          The Issuers have duly authorized the creation of an issue of $350,000,000 aggregate principal amount of their 12 1/2% Senior Notes due April 15, 2006 (the Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuers have duly authorized the execution and delivery of this Indenture. The Securities may consist of either or both of Original Securities or Exchange Securities, each as defined herein. The Original Securities and the Exchange Securities shall rank pari passu.
                                                           ---- -----

          All things necessary to make the Securities, when executed by the Issuers and authenticated and delivered hereunder and duly issued by the Issuers, the valid obligations of the Issuers, and to make this Indenture a valid agreement of the Issuers, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                              ARTICLE ONE

                     Definitions and Other Provisions
                          of General Application

SECTION 101.  Definitions.
              -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein) and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Issuers at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Acquired Debt" means, with respect to any specified Person, (i) Debt of any other Person existing at the time such Person merges with or into or consolidates with or becomes a Restricted Subsidiary of such specified Person and (ii) Debt secured by a Lien encumbering any asset acquired by such specified Person, which Debt was not Incurred in anticipation of, and was outstanding prior to, such merger, consolidation or acquisition.

          "Additional Step-Up" has the meaning set forth in the form of Security contained in Section 202.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Member" means any member of, or participant in, the Depository.

          "Applicable Procedures" has the meaning set forth in Section
305(c)(2).

          "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Restricted Subsidiaries (including a consolidation or merger or other sale of any such Restricted Subsidiary with, into or to another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary of the specified Person, but excluding a disposition by a Restricted Subsidiary of such Person to such Person or a Wholly-Owned Restricted Subsidiary of such Person or by such Person to a Wholly-Owned Restricted Subsidiary of such Person) of (i) shares of Capital Stock or other ownership interests of a Restricted Subsidiary of such Person (other than as permitted by the provisions of Section 1008 or pursuant to a transaction in compliance with Section 801), (ii) substantially all of the assets of such Person or any of its Restricted Subsidiaries representing a division or line of business (other than as part of a Permitted Investment) or
(iii) other assets or rights of such Person or any of its Restricted Subsidiaries other than (A) in the ordinary course of business or (B) that constitutes a Restricted Payment which is permitted by the provisions of Section 1009; provided that a transaction described in clause (i), (ii) and (iii) shall
      --------
constitute an Asset Disposition only if the aggregate consideration for such transfer, conveyance, sale, lease or other disposition is equal to $5 million or more in any 12-month period.

          "Attributable Value" means, as to any particular lease under which any Person is at the time liable other than a Capital Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the initial term thereof as determined in accordance with generally accepted accounting principles, discounted from the last date of such initial term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capital Lease Obligation with like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of penalty, such net amount shall also include the lesser of the amount of such penalty (in which case no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the rent which would otherwise be required to be paid if such lease is not so terminated. "Attributable Value" means, as to a Capital Lease Obligation, the principal amount thereof.

          "Bank Credit Agreement" means any one or more credit agreements (which may include or consist of revolving credits) between the Company or any Restricted Subsidiary of the Company and one or more banks or other financial institutions providing financing for the business of the Company and its Restricted Subsidiaries.

          "Board of Directors" means, in respect of Capital, the board of directors of Capital, or any duly authorized committee of that board.

          "Board Resolution" means, in respect of Capital, a copy of a resolution certified by the Secretary or an Assistant Secretary of Capital to have been duly adopted by the Board of Directors of Capital and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The Borough of Manhattan, The City of New York, New York are authorized or obligated by law or executive order to close.

          "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles (a "Capital Lease"). The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

          "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

          "CEDEL" means Cedel Bank, Societe Anonyme (or any successor securities clearing agency).

          "Change of Control" has the meaning specified in Section 1016.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Equity" of any Person means Capital Stock of such Person that is not Disqualified Stock, and a "sale of its Common Equity" includes any sale effected by private sale or public offering.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

          "Consolidated Capital Ratio" of any Person as of any date means the ratio of (i) the aggregate consolidated principal amount of Debt of such Person then outstanding to (ii) the aggregate consolidated Capital Stock (other than Disqualified Stock) and paid-in capital (other than in respect of Disqualified Stock) of such Person as of such date.

          "Consolidated Cash Flow Available for Fixed Charges" for any period means the Consolidated Net Income of the Company and its Restricted Subsidiaries for such period increased by the sum of (i) Consolidated Interest Expense of the Company and its Restricted Subsidiaries for such period, plus (ii) Consolidated Income Tax Expense of the Company and its Restricted Subsidiaries for such period, plus (iii) the consolidated depreciation and amortization expense included in the income statement of the Company and its Restricted Subsidiaries for such period, plus (iv) any non-cash expense related to the issuance to employees of the Company or any Restricted Subsidiary of the Company of options to purchase Capital Stock of the Company or such Restricted Subsidiary, plus (v) any charge related to any premium or penalty paid in connection with redeeming or retiring any Debt prior to its stated maturity; provided, however, that there
                                                   --------  -------
shall be excluded therefrom the Consolidated Cash Flow Available for Fixed Charges (if positive) of any Restricted Subsidiary of the Company (calculated separately for such Restricted Subsidiary in the same manner as provided above for the Company) that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Company or another Restricted Subsidiary of the Company to the extent of such restriction.

          "Consolidated Income Tax Expense" for any period means the consolidated provision for income taxes of the Company and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with generally accepted accounting principles.

          "Consolidated Interest Expense" means for any period the consolidated interest expense included in a consolidated income statement (excluding interest income) of the Company and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts; (ii) any payments or fees with respect to letters of credit, bankers' acceptances or similar facilities; (iii) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements;
(iv) Preferred Stock dividends of the Company and its Restricted Subsidiaries (other than dividends paid in shares of Preferred Stock that is not Disqualified Stock) declared and paid or payable; (v) accrued Disqualified Stock dividends of the Company and its Restricted Subsidiaries, whether or not declared or paid;
(vi) interest on Debt guaranteed by the Company and its Restricted Subsidiaries; and (vii) the portion of any

Capital Lease Obligation paid during such period that is allocable to interest expense.

          "Consolidated Net Income" for any period means the consolidated net income (or loss) of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (a) the
                       --------
net income (or loss) of any Person acquired by the Company or a Restricted Subsidiary of the Company in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (or loss) of any Person that is not a Restricted Subsidiary of the Company except to the extent of the amount of dividends or other distributions actually paid to the Company or a Restricted Subsidiary of the Company by such Person during such period, (c) gains or losses on Asset Dispositions by the Company or its Restricted Subsidiaries, (d) all extraordinary gains and extraordinary losses, (e) the cumulative effect of changes in accounting principles, (f) non-cash gains or losses resulting from fluctuations in currency exchange rates, (g) any non-cash gain or loss realized on the termination of any employee pension benefit plan and (h) the tax effect of any of the items described in clauses (a) through (g) above; provided, further, that for purposes of any determination pursuant to the
       --------  -------
provisions of Section 1009 there shall further be excluded therefrom the net income (but not net loss) of any Restricted Subsidiary of the Company that is subject to a restriction which prevents the payment of dividends or the making of distributions to the Company or another Restricted Subsidiary of the Company to the extent of such restriction.

          "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Disqualified Stock of such Person; provided that, with respect
                                                   --------
to the Company, adjustments following the date of this Indenture to the accounting books and records of the Company in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect to.

          "Consolidated Tangible Assets" of any Person means the total amount of assets (less applicable reserves and other properly deductible items) which under generally accepted accounting principles would be included on a consolidated balance sheet of such Person and its Restricted Subsidiaries after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case under generally accepted accounting principles would be included on such consolidated balance sheet; provided that, with
                                                      --------
respect to the Company, adjustments following the date of this Indenture to the accounting books and records of the Company in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect to.

          "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, New York, at which at any particular time its corporate trust business shall be administered, which at the date hereof is located at 114 West 47th Street, New York, New York 10036.

          "corporation" means a corporation, association, company, limited liability company, joint-stock company or business trust.

          "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including any such obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith), (v) every Capital Lease Obligation of such Person, (vi) all Receivables Sales of such Person, together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith, (vii) all obligations to redeem Disqualified Stock issued by such Person, (viii) every obligation under Interest Rate and Currency Protection Agreements of such Person and (ix) every obligation of the type referred to in clauses (i) through (viii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed. The "amount" or "principal amount" of Debt at any time of determination as used herein represented by

(a) any Debt issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (b) any Receivables Sale, shall be the amount of the unrecovered capital or principal investment of the purchaser (other than the Company or a Wholly-Owned Restricted Subsidiary of the Company) thereof, excluding amounts representative of yield or interest earned on such investment, (c) any Disqualified Stock, shall be the maximum fixed redemption or repurchase price in respect thereof, (d) any Capital Lease Obligation, shall be determined in accordance with the definition thereof, or (e) any Permitted Interest Rate or Currency Protection Agreement, shall be zero. In no event shall Debt include any liability for taxes.

          "Default" means an event that with the passing of time or the giving of notice or both shall constitute an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depository" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, DTC for so long as it shall be a clearing agency registered under the Exchange Act, or such successor as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

          "Depository Securities Certification" has the meaning set forth in
Section 201.

          "Disqualified Stock" of any Person means any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of such Person, any Restricted Subsidiary of such Person or the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities; provided, however,
                                                            --------  -------
that any Preferred Stock which would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require the Company to repurchase or redeem such Preferred Stock upon the occurrence of a Change of Control occurring prior to the final Stated Maturity of the Securities shall not constitute Disqualified Stock if the change of control provisions applicable to such Preferred Stock are no more favorable to the holders of such Preferred Stock than the provisions applicable to the Securities contained in Section 1016 and such Preferred Stock specifically provides that the Company will not repurchase or redeem any such stock pursuant to such provisions prior to the Company's repurchase of such Securities as are required to be repurchased pursuant to Section 1016.

          "DTC" means The Depository Trust Company.

          "Eagle River" means Eagle River Investments, L.L.C., a limited liability company formed under the laws of the State of Washington.

          "Eligible Institution" means a commercial banking institution that has combined capital and surplus of not less than $500 million or its equivalent in foreign currency, whose debt is rated "A-3" or higher, "A-" or higher or "A-" or higher according to Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Duff & Phelps Credit Rating Co. (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)) respectively, at the time as of which any investment or rollover therein is made.

          "Euroclear" means Chemical Bank, as operator of the Euroclear System.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act) and the rules and regulations thereunder.

          "Exchange Offer" has the meaning set forth in the form of the Securities contained in Section 202.


          "Exchange Offer Registration Statement" has the meaning set forth in the form of the Securities contained in Section 202.

          "Exchange Security" means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security, and their Successor Securities.

          "Expiration Date" has the meaning set forth in the definition of "Offer to Purchase" in this Section 101.

          "Global Security" means, as the context may require, any or all of the Temporary Regulation S Global Security, the Permanent Regulation S Global Security and the Restricted Global Security.

          "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which obligations or guarantee the full faith and credit of the United States is pledged and which have a remaining weighted average life to maturity of not more than one year from the date of Investment therein; provided that Government Securities which
                                     --------
constitute Pledged Securities may have a remaining weighted average life to maturity in excess of one year from the date of Investment therein.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guarantee by any
                               --------  -------
Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business; and provided, further, that
                                                        --------  -------
the incurrence by a Restricted Subsidiary of the Company of a lien permitted under clause (iv) of the second paragraph of Section 1011 shall not be deemed to constitute a Guarantee by such Restricted Subsidiary of any Purchase Money Debt of the Company secured thereby.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation including by acquisition of Subsidiaries or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing);

provided, however, that a change in generally accepted accounting principles
- --------  -------
that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt and that neither the accrual of interest nor the accretion of original issue discount shall be deemed an Incurrence of Debt; provided, further, however, that the Company may elect to
                    --------  -------  -------
treat all or any portion of revolving credit debt of the Company or a Subsidiary as being incurred from and after any date beginning the date the revolving credit commitment is extended to the Company or a Subsidiary, by furnishing notice thereof to the Trustee, and any borrowings or reborrowings by the Company or a Subsidiary under such commitment up to the amount of such commitment designated by the Company as Incurred shall not be deemed to be new Incurrences of Debt by the Company or such Subsidiary.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Initial Purchasers" means Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Salomon Brothers Inc and Toronto Dominion Securities (USA) Inc.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate or Currency Protection Agreement" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

          "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) to, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, any other

Person, including any payment on a Guarantee of any obligation of such other Person, but excluding any loan, advance or extension of credit to an employee of the Company or any of its Restricted Subsidiaries in the ordinary course of business, accounts receivable and other commercially reasonable extensions of trade credit.

          "Issue Date" means the date on which the Securities are first authenticated and delivered under this Indenture.

          "Issuers Request" or "Issuers Order" means a written request or order signed in the name of the Issuers by (i) the Chief Executive Officer, the President, an Executive Vice President or a Vice President of each of the Company and Capital, and (ii) the Treasurer, Assistant Treasurer or Secretary of each of the Company and Capital, and delivered to the Trustee.

          "Joint Venture" means a corporation, partnership or other entity engaged in one or more Telecommunications Businesses as to which the Company (directly or through one or more Restricted Subsidiaries) exercises managerial control and in which the Company owns (i) a 50% or greater interest, or (ii) a 40% or greater interest, together with options or other contractual rights, exercisable not more than seven years after the Company's initial Investment in such Joint Venture, to increase its interest to not less than 50%.

          "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, Receivables Sale, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Managing Member" means Eagle River or Nextlink, Inc., or their respective successors as Managing Members under the Company's third Amended and Restated Limited Liability Company Agreement.

          "Managing Member's Certificate" means a certificate signed by (i) the Chief Executive Officer, President, an Executive Vice President or a Vice President, and (ii) the Treasurer, Assistant Treasurer, Secretary or an

Assistant Secretary, of a Managing Member and delivered to the Trustee and containing the statements provided for in Section 102.

          "Marketable Securities" means: (i) Government Securities; (ii) any time deposit account, money market deposit and certificate of deposit maturing not more than 270 days after the date of acquisition issued by, or time deposit of, an Eligible Institution; (iii) commercial paper maturing not more than 270 days after the date of acquisition issued by a corporation (other than an Affiliate of the Company) with a rating, at the time as of which any investment therein is made, of "P-1" or higher according to Moody's Investors Service, Inc., "A-1" or higher according to Standard & Poor's Ratings Group or "A-1" or higher according to Duff & Phelps Credit Rating Co. (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)); (iv) any banker's acceptances or money market deposit accounts issued or offered by an Eligible Institution; (v) repurchase obligations with a term of not more than 7 days for Government Securities entered into with an Eligible Institution; and (vi) any fund investing exclusively in investments of the types described in clauses (i) through (v) above.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Net Available Proceeds" from any Asset Disposition by any Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiror of Debt or other obligations relating to such properties or assets) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, provincial, foreign and local taxes (including taxes payable upon payment or other distribution of funds from a foreign subsidiary to the Company or another subsidiary of the Company) required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by such Person or its Restricted Subsidiaries on any Debt which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments made to minority interest holders in Restricted Subsidiaries of such Person or joint ventures as a result of such Asset Disposition, (iv) appropriate amounts to be provided by such Person or any Restricted Subsidiary thereof, as the case may be, as a reserve in accordance with generally accepted accounting principles against any liabilities associated with such assets and retained by such Person or any Restricted Subsidiary thereof, as the case may be, after such Asset Disposition, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Disposition, in each case as determined by a Managing Member, in its reasonable good faith judgment evidenced by a Managing Member's Certificate filed with the Trustee; provided,
                                                                     --------
however, that any reduction in such reserve within twelve months following the
- -------
consummation of such Asset Disposition will be treated for all purposes of this Indenture and the Securities as a new Asset Disposition at the time of such reduction with Net Available Proceeds equal to the amount of such reduction, and
(v) any consideration for an Asset Disposition (which would otherwise constitute Net Available Proceeds) that is required to be held in escrow pending determination of whether a purchase price adjustment will be made, but amounts under this clause (v) shall become Net Available Proceeds at such time and to the extent such amounts are released to such Person.

          "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to this Indenture (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

          (a) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

          (b) the Expiration Date and the Purchase Date;

          (c) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to Section 1013 or 1016) (the "Purchase Amount");

          (d) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

          (e) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

          (f) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

          (g) that interest (including Special Interest) on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

          (h) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest (including Special Interest) thereon shall cease to accrue on and after the Purchase Date;

          (i) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

          (j) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or the Paying Agent) receives not later than the close of business on the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

          (k) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased);

          (l) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered; and

          (m) the CUSIP number or numbers of the Securities offered to be purchased by the Company pursuant to the Offer to Purchase.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

          "Officers' Certificate" means a certificate signed by (i) the Chief Executive Officer, President, an Executive Vice President or a Vice President, and (ii) the Treasurer, Assistant Treasurer, Secretary or an Assistant Secretary, of the Company or of Capital, as applicable, and delivered to the Trustee and containing the statements provided for in Section 102. One of the officers signing an Officers' Certificate given pursuant to Section 1020 shall be the principal executive, financial or accounting officer of the Company and of Capital.

          "Opinion of Counsel" means a written opinion of legal counsel, who may be counsel for the Company or Capital, and who shall be acceptable to the Trustee, and containing the statements provided for in Section 102.

          "Original Securities" means Securities that are not Exchange
Securities.

          "Other Securities" has the meaning set forth in Section 201.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture (including, as of such date, all Securities represented by Global Securities authenticated and delivered under this Indenture), except the reduced portion or portions of any Global Security, as such reduction or reductions shall have been endorsed on such Global Security by the Trustee as provided herein and, except:
                     ------

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuers) in trust or set aside and segregated in trust by the Issuers (if the Issuers shall act as their own Paying Agents) for the Holders of such Securities; provided that, if such
                                                        --------
     Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuers;

provided, however, that in determining whether the Holders of the requisite
- --------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuers or any other obligor upon the Securities or any Affiliate of the Issuers or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not an Issuer or any other obligor upon the Securities or any Affiliate of the Issuers or of such other obligor.

          "Owner Securities Certification" has the meaning set forth in Section 201.

          "Paying Agent" means any Person authorized by the Issuers to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuers. The Trustee is hereby authorized by the Issuers to act as a "Paying Agent" for the purposes of this Indenture, until such time as the Issuers notify the Trustee in writing that such authorization is revoked.

          "Permanent Regulation S Global Security" has the meaning set forth in
Section 201.

          "Permitted Interest Rate or Currency Protection Agreement" of any Person means any Interest Rate or Currency Protection Agreement entered into with one or more financial institutions in the ordinary course of business that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred and which shall have a notional amount no greater than the payments due with respect to the Debt being hedged thereby and not for purposes of speculation.

          "Permitted Investment" means (i) any Investment in a Joint Venture (including the purchase or acquisition of any Capital Stock of a Joint Venture), provided the aggregate amount of all outstanding Investments pursuant to this clause (i) in Joint Ventures in which the Company owns, directly or indirectly, a less than 50% interest shall not exceed $25 million, (ii) any Investment in any Person as a result of which such Person becomes a Restricted Subsidiary, or, subject to the proviso to clause (i) of this definition, becomes a Joint Venture of the Company, (iii) any Investment in Marketable Securities, (iv) Investments in Permitted Interest Rate or Currency Protection Agreements, and (v) Investments made as a result of the receipt of noncash consideration from an Asset Disposition that was made pursuant to and in compliance with Section 1013 of this Indenture.

          "Permitted Liens" means (a) Liens for taxes, assessments, governmental charges or claims which are not yet delinquent or which are being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with generally accepted accounting principles shall have been made therefor; (b) other Liens incidental to the conduct of the Company's and its Restricted Subsidiaries' business or the ownership of its property and assets not securing any Debt, and which do not in the aggregate materially detract from the value of the Company's and its Restricted Subsidiaries' property or assets when taken as a whole, or materially impair the use thereof in the operation of its business; (c) Liens with respect to assets of a Restricted Subsidiary granted by such Restricted Subsidiary to the Company to secure Debt owing to the Company; (d) pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of statutory obligations (including to secure government contracts); (e) deposits made to secure the performance of tenders, bids, leases, and other obligations of like nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (f) zoning restrictions, servitudes, easements, rights-of-way, restrictions and other similar charges or encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or its Restricted Subsidiaries; (g) Liens arising out of judgments or awards against the Company or any Restricted Subsidiary with respect to which the Company or such Restricted Subsidiary is prosecuting an appeal or proceeding for review and the Company or such Restricted Subsidiary is maintaining adequate reserves in accordance with generally accepted accounting principles; (h) any interest or title of a lessor in the property subject to any lease other than a Capital Lease; and (i) any statutory warehousemen's, materialmen's or other similar Liens for sums not then due and payable (or which, if due and payable, are being contested in good faith and with respect to which adequate reserves are being maintained to the extent required by generally accepted accounting principles).

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

          "Pledge Account" means an account established with the Trustee pursuant to the terms of the Pledge Agreement for the deposit of the Pledged Securities purchased by the Company with a portion of the net proceeds from the sale of the Securities to the Initial Purchasers.

          "Pledge Agreement" means the Collateral Pledge and Security Agreement, dated as of the date of this Indenture, by and between the Trustee and the Company, governing the disbursement of funds from the Pledge Account.

     "Pledged Securities" means the securities purchased by the Company with a portion of the net proceeds from the sale of the Securities, which shall initially consist of Government Securities, to be deposited in the Pledge Account.

          "Predecessor Security" of any particular Security means every previous Security issued before, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Preferred Dividends" for any Person means for any period the quotient determined by dividing the amount of dividends and distributions paid or accrued (whether or not declared) on Preferred Stock of such Person during such period calculated in accordance with generally accepted accounting principles, by 1 minus the maximum statutory income tax rate then applicable to the Company (expressed as a decimal).

          "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

          "Purchase Agreement" means the Purchase Agreement, dated as of April 18, 1996, between the Issuers and the Initial Purchasers, as such agreement may be amended from time to time.

          "Purchase Date" has the meaning set forth in the definition of "Offer to Purchase" in this Section 101.

          "Purchase Money Debt" means (i) Acquired Debt Incurred in connection with the acquisition of Telecommunications Assets and (ii) Debt of the Company or of any Restricted Subsidiary of the Company (including, without limitation, Debt represented by Capital Lease Obligations, Vendor Financing Facilities, mortgage financings and purchase money obligations) Incurred for the purpose of financing all or any part of the cost of construction, acquisition or improvement by the Company or any Restricted Subsidiary of the Company or any Joint Venture of any Telecommunications Assets of the Company, any Restricted Subsidiary of the Company or any Joint Venture, and including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time.

          "readily marketable cash equivalents" means (i) marketable securities issued or directly and unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States; (ii) marketable direct obligations issued by any state of the United States of America or any poli-tical subdivision of any such state or any public instrumentality thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Rating Group or Moody's Investors Service, Inc.; (iii) commercial paper maturing no more than 180 days from the date of acquisition thereof and, at the time of acquisition, having a rating of P-1 according to Moody's Investors Service, Inc., "A-1" or higher according to Standard & Poor's Ratings Group or "A-1" or higher according to Duff & Phelps Credit Rating Co. (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities
Act)); and (iv) certificates of deposit or bankers' acceptance maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having unimpaired capital and surplus of not less than $100,000,000.

          "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money in respect of the sale of goods or services.

          "Receivables Sale" of any Person means any sale of Receivables of such Person (pursuant to a purchase facility or otherwise), other than in connection with a disposition of the business operations of such Person relating thereto or a disposition of defaulted Receivables for purpose of collection and not as a financing arrangement.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

          "Related Person" of any Person means any other Person directly or indirectly owning (a) 10% or more of the Outstanding Common Equity of such Person (or, in the case of a Person that is not a corporation, 10% or more of the equity interest in such Person) or (b) 10% or more of the combined voting power of the Voting Stock of such Person.

          "Resale Registration Statement" has the meaning set forth in the Form of the Securities contained in Section 202.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Global Security" has the meaning set forth in Section 201.

          "Restricted Period" has the meaning set forth in Section 201.

          "Restricted Securities" means the Restricted Global Security, Other Securities and any Successor Security, other than (i) any Security issued upon a transfer or exchange for which a certificate substantially in the form set forth in (a) Annex D is required to be provided and is provided pursuant to Section 305(c)(3), (b) Annex E is required to be provided and is provided pursuant to
Section 305(c)(4) or (c) Annex G-2 is required to be provided and is provided pursuant to Section 305(c)(6), (ii) any Exchange Security and (iii) any Security issued in exchange for or in lieu of any Security specified in Clause (i) or
(ii) or any Security issued in exchange therefor or in lieu thereof.

          "Restricted Subsidiary" of the Company means any Subsidiary, whether existing on or after the date of this Indenture, unless such Subsidiary is an Unrestricted Subsidiary.

          "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

          "Rule 144A" means the Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

          "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 365 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

          "Securities" means the Exchange Securities and the Original
Securities.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305(b).

          "Significant Subsidiary" means a Restricted Subsidiary that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act.

          "Special Interest" has the meaning set forth in the form of Security contained in Section 202. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Special Interest.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest, as the case may be, is due and payable.

          "Step-Down Date" has the meaning set forth in the form of the Security contained in Section 202.

          "Step-Up" has the meaning set forth in the form of the Security contained in Section 202.

          "Subordinated Debt" means Debt of the Company as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Securities exists; (ii) in the event that any other default that with the passing of time or the giving of notice, or both, would constitute an Event of Default exists with respect to the Securities, upon notice by 25% or more in principal amount of the Securities to the Trustee, the Trustee shall have the right to give notice to the Company and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice or for the period until such default has been cured or waived or ceased to exist and any acceleration of the Securities has been rescinded or annulled, whichever period is shorter (which Debt may provide (A) no new period of payment blockage may be commenced by a payment blockage notice unless and until 360 days have elapsed since the effectiveness of the immediately prior notice, (B) no nonpayment default that existed or was continuing on the date of delivery of any payment blockage notice to such holders (or such agents or trustees) shall be, or be made, the basis for a subsequent payment blockage notice and (C) failure of the Company to make payment on such Debt when due or within any applicable grace period, whether or not on account of such payment blockage provisions, shall constitute an event of default thereunder); and (iii) such Debt may not (x) provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final Stated Maturity of the Securities or (y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such other Debt at the option of the holder thereof prior to the final Stated Maturity of the Securities, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Company) which is conditioned upon a change of control of the Company pursuant to provisions substantially similar to those of
Section 1016 (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Company's repurchase of the Securities required to be repurchased by the Company pursuant to the provisions of Section 1016.

          "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

          "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Tax Amount" means for each fiscal year of any Person (a) the aggregate amount of income or gain of such Person over the aggregate amount of loss, deduction or expense of such Person multiplied by (b) the maximum marginal federal and applicable state income tax rates.

          "Telecommunications Assets" means all assets, rights (contractual or otherwise) and properties, whether tangible or intangible, used or intended for use in connection with a Telecommunications Business.

          "Telecommunications Business" means the business of (i) transmitting, or providing services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (ii) creating, developing or marketing communications related network equipment, software and other devices for use in a Telecommunication Business or (iii) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in (i) or (ii) above and shall, in any event, include all businesses in which the Company or any of its Subsidiaries are engaged on the Issue Date; provided that the determination of what constitutes a
                           --------
Telecommunications Business shall be made in good faith by the Managing Member of the Company, which determination shall be conclusive.

          "Temporary Regulation S Global Security" has the meaning set forth in
Section 201.

          "Transferee Securities Certification" has the meaning set forth in
Section 305(c)(2).

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however,
                                                            --------  -------
that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Unrestricted Subsidiary" means (1) any Subsidiary of the Company designated as such by the Managing Member of the Company as set forth below where (a) neither the Company nor any of its other Subsidiaries (other than another Unrestricted Subsidiary) (i) provides credit support for, or Guarantee of, any Debt of such Subsidiary or any Subsidiary of such Subsidiary (including any undertaking, agreement or instrument evidencing such Debt) or (ii) is directly or indirectly liable for any Debt of such Subsidiary or any Subsidiary of such Subsidiary, and (b) no default with respect to any Debt of such Subsidiary or any Subsidiary of such Subsidiary (including any right which the holders thereof may have to take enforcement action against such Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt of the Company and its Restricted Subsidiaries to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity and (2) any Subsidiary of an Unrestricted Subsidiary. The Managing Member may designate any Subsidiary to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, any other Subsidiary of the Company which is not a Subsidiary of the Subsidiary to be so designated or otherwise an Unrestricted Subsidiary, provided that either (x) the Subsidiary to
                                      --------
be so designated has total assets of $1,000 or less or (y) immediately after giving effect to such designation, the Company could incur at least $1.00 of additional Debt pursuant to the first paragraph of Section 1007 and provided,
                                                                    --------
further, that the Company could make a Restricted Payment in an amount equal to
- -------
the greater of the fair market value and the book value of such Subsidiary pursuant to Section 1009 and such amount is thereafter treated as a Restricted Payment for the purpose of calculating the aggregate amount available for Restricted Payments thereunder. The Managing Member may designate any Unrestricted Subsidiary to be a Restricted Subsidiary, provided that,
                                                       --------
immediately after giving effect to such designation, the Company could incur at least $1.00 of additional Debt pursuant to the first paragraph of Section 1007.

          "Vendor Financing Facility" means any agreements between the Company or a Restricted Subsidiary of the Company and one or more vendors or lessors of equipment to the Company or any of its Restricted Subsidiaries (or any affiliate of any such vendor or lessor) providing financing for the acquisition by the Company or any such Restricted Subsidiary of equipment from any such vendor or lessor.

          "Vice President", when used with respect to the Company, Capital or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

          "Wholly-Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person 99% or more of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly-Owned Restricted Subsidiaries of such Person or by such Person and one or more Wholly-Owned Restricted Subsidiaries of such Person.

SECTION 102.  Compliance Certificates and Opinions.
              ------------------------------------

          Upon any application or request by the Issuers to the Trustee to take any action under any provision of this Indenture, the Issuers shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and under this Indenture. Each such certificate or opinion, and any certificate evidencing a determination required to be made by a Managing Member of the Company under this Indenture, shall be given in the form of an Officers' Certificate, if to be given by an officer of the Issuers, a Managing Member's Certificate, if to be given by a Managing Member or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one docu-ment, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate of an officer of the Issuers may be based, insofar as it relates to legal matters, upon an opinion of counsel submitted therewith, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate is based is erroneous. Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of an officer or officers of the Issuers submitted therewith stating the information on which counsel is relying, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate with respect to such matters is erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  Acts of Holders; Record Dates.
              -----------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuers. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Issuers, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing pursuant to this Section 104 may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuers in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for,
                       --------
and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless
             --------
taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Issuers from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuers, at their own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be
                                       --------
effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuers' expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuers in writing and to each Holder of Securities in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless
                      --------
notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration

Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


SECTION 105.  Notices, Etc., to Trustee and Issuers.
              -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Issuers shall be sufficient for every purpose hereunder if delivered in writing to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

          (2) the Issuers by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuers addressed to the Company at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106.  Notice to Holders; Waiver.
              -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if (i) in the case of a Global Security, in writing by facsimile and/or by overnight mail to the Depository, and (ii) in the case of securities other than Global Securities, in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the

Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.  The Application of Trust Indenture Act.
              --------------------------------------

          The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.


SECTION 108.  Effect of Headings and Table of Contents.
              ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.  Successors and Assigns.
              ----------------------

          All covenants and agreements in this Indenture by the Issuers shall bind their successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.
              -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  Benefits of Indenture.
              ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  Governing Law.
              -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.


SECTION 113.  Legal Holidays.
              --------------

          In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Purchase Date or at the Stated Maturity, provided that no interest shall accrue for the
                                --------
period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                Security Forms

SECTION 201.  Forms Generally.
              ---------------

          The Original Securities, the Exchange Securities and the Trustee's certificates of authentication thereof shall be in substantially the forms set forth in this

Article, with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          In certain cases described elsewhere herein, the legends set forth in the first five paragraphs of Section 202 may be omitted from Securities issued hereunder.

          Securities offered and sold in their initial distribution in reliance on Regulation S shall be initially issued in the form of temporary Global Securities in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 202 and 203, with such applicable legends as are provided for in Section 202. Such temporary Global Securities shall be registered in the name of the Depository or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for the Depository, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided, for credit by the Depository to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at the Depository by or on behalf of Euroclear or CEDEL. Until such time as the Restricted Period (as defined below) shall have expired, such temporary Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security, shall be referred to herein as a "Temporary Regulation S Global Security". After such time as the Restricted Period shall have expired and the certifications referred to below in the next succeeding paragraph shall have been provided, interests in such Temporary Regulation S Global Securities shall be exchanged for interests in like Global Securities, referred to herein collectively as the "Permanent Regulation S Global Security", substantially in the form of Security set forth in Sections 202 and 203, with such applicable legends as are provided for in Section 202.

Such Permanent Regulation S Global Securities shall be registered in the name of the Depository or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for the Depository, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). The aggregate principal amount of the Temporary Regulation S Global Security or the Permanent Regulation S Global Security may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided. As used herein, the term "Restricted Period" means the period of 40 days commencing on the day after the latest of (a) the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (b) the Closing Date.

          Interests in a Temporary Regulation S Global Security may be exchanged for interests in a Permanent Regulation S Global Security only after (a) the expiration of the Restricted Period, (b) delivery by a beneficial owner of an interest therein to Euroclear or CEDEL of a written certification (an "Owner Securities Certification") substantially in the form of Annex A hereto, and (c) upon delivery by Euroclear or CEDEL to the Trustee of a written certification (a "Depository Securities Certification") substantially in the form attached hereto as Annex B. Upon satisfaction of such conditions, the Trustee will exchange the portion of the Temporary Regulation S Global Security covered by such certification for interests in a Permanent Regulation S Global Security. The delivery by such Holder of a beneficial interest in such Temporary Regulation S Global Security of such certification shall constitute an irrevocable instruction by such holder to Euroclear or CEDEL, as the case may be, to exchange such Holder's beneficial interest in the Temporary Regulation S Global Security for a beneficial interest in the Permanent Regulation S Global Security upon the expiration of the Restricted Period in accordance with the next succeeding paragraph.

          Upon:

          (i) the expiration of the Restricted Period;

          (ii) receipt by Euroclear or CEDEL, as the case may be, of Owner Securities Certifications described in the preceding paragraph;

         (iii) receipt by the Depository of:

               (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Permanent Regulation S Global Security in a principal amount equal to that of the beneficial interest in a corresponding Temporary Regulation S Global Security for which the necessary certifications have been delivered; and

               (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member, and the Euroclear or CEDEL account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest; and

          (iv) receipt by the Trustee of notification from the Depository of the transactions described in (iii) above and from Euroclear or CEDEL, as the case may be, of Depository Securities Certifications, the Trustee, as Security Registrar, shall instruct the Depository to reduce the principal amount of such Temporary Regulation S Global Security and to increase the principal amount of such Permanent Regulation S Global Security, by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in such Permanent Regulation S Global Security having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Security was reduced upon such transfer.

          Securities offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (collectively, and, together with their Successor Securities, the "Restricted Global Security") in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 202 and 203, with such applicable legends as are provided for in Section 202, except as otherwise permitted herein. Such Restricted Global Security shall be registered in the name of the Depository or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for the Depository, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided, for credit by the Depository to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). The aggregate principal amount of the Restricted Global Security may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depository, in connection with a corresponding decrease or increase in the aggregate principal amount of the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as hereinafter provided.

          Securities offered and sold in their initial distribution other than in reliance on Regulation S or Rule 144A (collectively, "Other Securities") shall not be issued in the form of a Global Security or in any other form intended to facilitate book-entry trading in the beneficial interests of such Securities.


SECTION 202.  Form of Face of Security.
              ------------------------

          [If a Global Security not to be held by The Depository Trust Company, then insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [If a Global Security to be held by The Depository Trust Company, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          [If a Temporary Regulation S Global Security, then insert -- THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN
SECTION 305(c) OF THE INDENTURE, INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY NOT BE OFFERED OR SOLD TO A

U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE), AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN A RESTRICTED GLOBAL SECURITY OR IN A PERMANENT REGULATION S GLOBAL SECURITY UNTIL AFTER THE LATER OF THE DATE OF EXPIRATION OF THE RESTRICTED PERIOD AND THE DATE ON WHICH THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST HAVE BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS.]

          [If a Permanent Regulation S Security, then insert -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

          [If a Restricted Security, then insert -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE OR TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

12 1/2% SENIOR NOTES DUE April 15, 2006


                                                        CUSIP NUMBER: __________

No. __________                                                  $_______________

          NEXTLINK Communications, L.L.C., a limited liability company formed under the laws of the State of Washington (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), and NEXTLINK Capital, Inc., a Washington corporation and a wholly-owned subsidiary of the Company (herein called "Capital", and together with the Company, the "Issuers"), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of __________ Dollars on April 25, 2006, and to pay interest thereon from April 25, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on October 15 and April 15 in each year, commencing October 15, 1996 at the rate of 12 1/2% per annum, until the principal hereof is paid or made available for payment [If Original Securities, then insert: provided,
                                                                  --------
however, that if (i) the Issuers have not filed a registration statement under
- -------
the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") (the "Exchange Registration Statement") by May 16, 1996, or (ii) the Exchange Registration Statement relating to the Exchange Offer (or, in lieu thereof, a registration statement registering this Security for resale (a "Resale Registration Statement")) has not become or been declared effective by August 23, 1996, or (iii) the Exchange Offer has not been completed within 30 business days after the date on which the Exchange Registration Statement has become or been declared effective initially (if the Exchange Offer is then required to be made pursuant to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement"), dated as of April 25, 1996, by and between the Issuers, the Purchasers (as defined therein) and the Holders from time to time of the Securities) or (iv) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective (except as specifically permitted therein) but shall thereafter cease to be effective without being succeeded promptly by an additional registration statement filed and declared effective, in each case
(i) through (iv) upon the terms and conditions set forth in the Exchange and Registration Rights Agreement (each such event referred to in clauses
(i) through (iv), a "Registration Default"), then interest will accrue (in addition to the stated interest on the Securities) (the "Step-Up") at a rate of 0.25% per annum, determined daily, on the principal amount of the Securities, for the period from the occurrence of the Registration

Default until such time (the "Step-Down Date") as no Registration Default is in effect and, provided, further, that for each 90-day period that the Registration
            --------  -------
Default continues, the per annum rate of such Special Interest shall increase (each such increase, an "Additional Step-Up") by an additional 0.25% per annum, provided that such rate shall in no event exceed 1.0% per annum in the aggregate until the Step-Down Date (after which the interest rate will be restored to its initial rate). The Issuers shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date. Interest accruing as a result of the Step-Up or an Additional Step-Up is referred to herein as "Special Interest." Accrued Special Interest, if any, shall be paid semi-annually in arrears on October 15 and April 15 in each year; and the amount of accrued Special Interest shall be determined on the basis of a 365 or 366 day year, as the case may be, and the number of days actually elapsed. Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          In the case of a default in payment of principal and premium, if any, upon acceleration or redemption, interest shall be payable pursuant to the preceding paragraph on such overdue principal (and premium, if any), such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 1% per annum (to the extent that the payment of such interest shall be legally enforceable), and shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the corporate trust office of the Trustee and at the office or agency of the Issuers maintained for that purpose in the Borough of Manhattan, The City of New York, New York, and at any other office or agency maintained by the Issuers for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the
                             --------  -------
Issuers payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Company shall enter into the Pledge Agreement (as defined in the Indenture) and use a portion of the net proceeds of the sale of the Securities to the Initial Purchasers (as defined in the Indenture) to purchase the securities, which shall initially consist of Government Securities (as defined in the Indenture), to be pledged to the Trustee (the "Pledged Securities") for the benefit of the Holders of the Securities in such amount as will be sufficient upon receipt of scheduled interest and principal payments of such securities, in the opinion of a nationally recognized firm of independent public accountants selected by the Company, to provide for payment in full of the first six scheduled interest payments due on the Securities. The Pledged Securities will be pledged by the Company to the Trustee for the benefit of the Holders of the Securities and will be held by the Trustee in the Pledge Account (as defined in the Indenture) pending disbursement pursuant to the Pledge Agreement.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed.

Dated:



                                              NEXTLINK COMMUNICATIONS, L.L.C.


                                              By NEXTLINK, INC.:


                                              By_______________________________
                                                Title:

Attest:


______________________________
Title:



                                              NEXTLINK CAPITAL, INC.


                                              By_______________________________
                                                Title:

Attest:


______________________________
Title:


SECTION 203.  Form of Reverse of Security.
              ---------------------------

          (a)   Temporary Regulation S Global Security.  The form of reverse of
                --------------------------------------
a Temporary Regulation S Global Security shall be as set forth below in this
Section 203(a).

          This Temporary Regulation S Global Security is one of a duly authorized issue of Securities of the Issuers designated as its Senior Notes due April 15, 2006 (the "Securities") issued under an Indenture, dated as of April 25, 1996 (herein called the "Indenture"), between the Issuers and United States Trust Company of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). The Securities are limited in aggregate principal amount to $350,000,000. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          Until this Temporary Regulation S Global Security is exchanged for a Permanent Regulation S Global Security, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Temporary Regulation S Global Security shall in all other respects be entitled to the same benefits as other Securities under the Indenture.

          This Temporary Regulation S Global Security is exchangeable in whole or in part for one or more Permanent Regulation S Global Securities or Restricted Global Securities only (i) on or after the expiration of the Restricted Period and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 3 of the Indenture. Upon exchange of this Temporary Regulation S Global Security for one or more Permanent Regulation S Global Securities or Restricted Global Securities, the Trustee shall cancel this Temporary Regulation S Global Security.

          This Temporary Regulation S Global Security shall not become valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Trustee in accordance with the Indenture. This Temporary Regulation S Global Security shall be governed by and construed in accordance with the laws of the State of New York.

                  SCHEDULE OF EXCHANGES FOR GLOBAL SECURITIES

          The following exchanges of a part of this Temporary Regulation S Global Security for other Global Securities have been made:

                                                                                Principal Amount of this
                          Amount of decrease in      Amount of increase in          Global Security              Signature of
                           Principal  Amount of       Principal Amount of        following such decrease      authorized officer
Date of Exchange           this Global Security       this Global Security            (or increase)               of Trustee
- ----------------          ---------------------      ---------------------      ------------------------      ------------------







          (b)  Securities other than a Temporary Regulation S Global Security.
               --------------------------------------------------------------
The form of reverse of all Securities other than a Temporary Regulation S Global Security shall be as set forth below in this Section 203(b).

          This Security is one of a duly authorized issue of Securities of the Issuers designated as its Senior Notes due April 15, 2006 (the "Securities") issued under an Indenture, dated as of April 25, 1996 (herein called the "Indenture"), between the Issuers and United States Trust Company of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). The Securities are limited in aggregate principal amount to $350,000,000. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuers, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at any time on or after April 15, 2001 and prior to maturity, as a whole or in part, at the election of the Issuers, at the following Redemption Prices (expressed as percentages of the principal amount) plus accrued and unpaid interest (including Special Interest) to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment that is on or prior to the Redemption Date), if redeemed during the 12-month period beginning April 15, of each of the years indicated below:

                   Year                        Redemption
                   ----                           Price
                                               ----------
                   2001                          106.250%

                   2002                          104.167%

                   2003                          102.083%

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

          The Securities are further subject to redemption prior to April 15, 2001 only in the event that on or before April 15, 1999 the Company receives net proceeds from any sale of its Common Equity, in which case the Company may, at its option, use all or a portion of any such net proceeds to redeem Securities in a principal amount of up to an aggregate amount equal to 33 1/3% of the original principal amount of the Securities, provided, however, that Securities
                                             --------  -------
in an amount equal to at least $175 million remain Outstanding after such redemption. Such redemption must occur on a Redemption Date within 90 days of any such sale and upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000 at a Redemption Price of 112.50% of their principal amount plus accrued and unpaid interest (including Special Interest), if any to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

          The Securities do not have the benefit of any sinking fund obligations.

          The Indenture provides that, subject to certain conditions, if (i) a Change of Control occurs or (ii) certain Net Available Proceeds are available to the Issuers as a result of any Asset Disposition, the Issuers shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

          In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities of like tenor for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of
(i) the entire indebtedness of this Security, or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          Unless the context otherwise requires, the Original Securities (as defined in the Indenture) and the Exchange Securities (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Securities under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in the Borough of Manhattan, The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, subject to a minimum initial purchase amount of $100,000 for Other Securities. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like tenor and aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuers, the Trustee or any such agent shall be affected by notice to the contrary.

          Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months; provided, however, that Special Interest shall be
                              --------  -------
computed on the basis of a 365 or 366 day year, as the case may be, and the number of days actually elapsed.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased in its entirety by the Issuers pursuant to Section 1013 or 1016 of the Indenture, check the box:

                                      [ ]

          If you want to elect to have only a part of this Security purchased by the Issuers pursuant to Section 1013 or 1016 of the Indenture, state the amount:
$___________

Dated:________________         Your Signature:__________________________________
                                              (Sign exactly as name appears on
                                               the other side of this Security)


Signature Guarantee:____________________________________________________________
                    Notice: Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


SECTION 204.  Form of Trustee's Certificate of
              Authentication.
              --------------------------------

          This is one of the Securities referred to in the within-mentioned Indenture.


                    United States Trust Company of New York,
                                                           as Trustee


                                              By ____________________
                                                 Authorized Signatory

                              ARTICLE THREE

                              The Securities

SECTION 301.  Title and Terms.
              ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $350,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108 or in connection with an Offer to Purchase pursuant to
Section 1013 or 1016. The Issuers may issue Exchange Securities from time to time pursuant to an Exchange Offer or otherwise, in each case pursuant to a Board Resolution of Capital and a resolution of the Managing Member of the Company, conclusively evidenced by a Managing Member's Certificate, subject to
Section 303, included in an Officers' Certificate delivered to the Trustee, in authorized denominations in exchange for a like principal amount of Original Securities. Upon any such exchange the Original Securities shall be cancelled in accordance with Section 309 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Original Securities and Exchange Securities Outstanding exceed $350,000,000.

          The Securities shall be known and designated as the "12 1/2% Senior Notes due April 15, 2006" of the Issuers. The Stated Maturity of the Securities shall be April 15, 2006. The Securities shall bear interest at the rate of
12 1/2% per annum, from April 25, 1996 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, as the case may be, payable semi-annually on October 15 and April 15, commencing October 15, 1996, until the principal thereof is paid or made available for payment; provided, however, with respect to Original Securities, if there has
         --------  -------
been a Registration Default, a Step-Up will occur and the Original Securities will from then bear Special Interest and, for each 90-day period that the Registration Default continues, an Additional Step-Up will occur and the per annum rate of such Special Interest shall increase by an additional 0.25% per annum, provided that such rate shall in no event exceed 1.0% per annum in the aggregate, until the Step-Down Date (after which the interest rate will be restored to its initial rate). Accrued Special Interest, if any, shall be paid in cash in arrears semi-annually on October 15 and April 15 in each year, the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed and computed as provided in Section 310.

          In the case of a default in payment of principal and premium, if any, upon acceleration or redemption, interest shall be payable pursuant to the preceding paragraph on such overdue principal (and premium, if any), such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 1% per annum (to the extent that the payment of such interest shall be legally enforceable), and shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

          The principal of and premium, if any, and interest on the Securities shall be payable at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Issuers for such purpose; provided,
                                                                       --------
however, that at the option of the Issuers payment of interest may be made by
- -------
check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1013 and 1016.

          The Securities shall be redeemable as provided in Article Eleven.

          The Securities shall not have the benefit of any sinking fund obligations.

          The Securities shall be subject to defeasance at the option of the Issuers as provided in Article Twelve.

          Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under this Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.


SECTION 302.  Denominations.
              -------------

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, subject to a minimum initial purchase amount of $100,000 for Other Securities.

 SECTION 303.  Execution, Authentication, Delivery
               and Dating.
               -----------------------------------

          The Securities shall be executed on behalf of the Issuers by the Chief Executive Officer, President, an Executive Vice President or a Vice President of the Company and Capital, attested by the Secretary of the Company and Capital. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company and Capital shall bind the Issuers, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Securities executed by the Issuers to the Trustee for authentication, together with an Issuers Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Issuers Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a Registration Statement under the Securities Act with respect thereto, the Issuers may deliver Exchange Securities executed by the Issuers to the Trustee for authentication, together with an Issuers Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 309, and the Trustee in accordance with the Issuers Order shall authenticate and deliver such Securities. In authenticating such Exchange Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Exchange Securities has been established by or pursuant to a resolution of the Managing Member, conclusively evidenced by a Managing Member's Certificate as permitted by Section 301, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Exchange Securities have been established by or pursuant to a resolution of the Managing Member, conclusively evidenced by a Managing Member's Certificate as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

          (c) that such Exchange Securities have been duly and validly issued in accordance with the terms of the Indenture, and are entitled to all the rights and benefits set forth herein; and

          (d) that the issuance of the Exchange Securities in exchange for the Original Securities has been effected in compliance with the Securities Act.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Exchange Securities if the issue of such Exchange Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Exchange Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


SECTION 304.  Temporary Securities.
              --------------------

          Pending the preparation of definitive Securities, the Issuers may execute, and upon Issuers Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Issuers will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Issuers designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Issuers shall execute and the Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 305.  Global Securities; Registration,
              Registration of Transfer and Exchange.
              -------------------------------------

          (a) Global Securities.  The provisions of Clauses (1) through (7)
              -----------------
below shall apply only to Global Securities:

               (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depository or a nominee thereof and delivered to the Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

               (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository or a nominee thereof unless (A) the Depository (i) has notified the Issuers that it is unwilling or unable to continue as Depository for such Global Security and the Issuers thereupon fail to appoint a successor Depository or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) the Issuers, at their option, notify the Trustee in writing that they elect to cause the issuance of the Securities in definitive registered certificated form, (C) there shall have occurred and be continuing a Default or an Event of Default with respect to the Securities evidenced by such Global Security, or (D) pursuant to the following sentence.
     Beneficial interests in a Global Security may, subject to the restrictions on the transferability of the Securities, be exchanged for certificated Securities upon request but only upon at least 20 days' prior written notice given to the Trustee by or on behalf of the Depository (in accordance with the Depository's customary procedures) and will bear the applicable legends set forth in Section 202.

               (3) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depository or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or, if the Trustee is acting as custodian for the Depository or its nominee (or is party to a similar arrangement) with respect to such Global Security, the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, in each case by means of an appropriate adjustment made on the records of the Trustee, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depository or its authorized representatives to make a corresponding adjustment to its records (including by crediting or debiting any Agent Member's account as necessary to reflect any transfer or exchange of a beneficial interest pursuant to Section 305(c)). Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to
     Section 305(a)(2) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depository or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Issuers shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depository or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

               (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three, Section 906, 1013, 1016 or 1108 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depository or a nominee thereof.

               (5) None of the Company, Capital, the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the Depository's records (or the records of the participant of such Depository) relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records of the Depository relating to such beneficial ownership interests.

               (6) Subject to the provisions in the legends required by
     Section 202 above, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members and Persons who may hold interests in Agent Members, to take any action that such Holder is entitled to take under this Indenture.

               (7) Neither Agent Members nor any other Person on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security held on their behalf by the Depository or under the Global Security, and the Depository may be treated by the Issuers, the Trustee and any agent of the Issuers or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security. With respect to any Global Security deposited with the Trustee as custodian for the Depository for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear or CEDEL, the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to

     Participants" of CEDEL, respectively, shall be applicable to such Global Security.

          (b) Registration, Registration of Transfer and Exchange and Legends.
              ---------------------------------------------------------------
The Issuers shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as they may prescribe, the Issuers shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

          Upon surrender for registration of transfer of any Security at an office or agency of the Issuers designated pursuant to Section 1002 for such purpose in accordance with the terms hereof, the Issuers shall, subject to the other provisions of this Section 305, execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like tenor and aggregate principal amount and bearing the applicable legends set forth in Section 202.

          Subject to Section 305(c), at the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like tenor and aggregate principal amount and bearing the applicable legends set forth in Section 202, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuers shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuers, evidencing the same debt, and (subject to the provisions in the Original Securities regarding the payment of Special Interest) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuers or the Trustee) be duly endorsed, or be accom-panied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 305, 906 or 1108 or in accordance with any Offer to Purchase pursuant to Section 1013 or 1016 not involving any transfer.

          The Issuers shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          All Original Securities initially issued hereunder shall, upon issuance, bear the legend specified in Section 202 to be applied to such a Security and such required legend shall not be removed unless the Issuers shall have delivered to the Trustee (and the Securities Registrar, if other than the Trustee) an Issuers Order which states that the Security may be issued without such legend thereon. If such legend required for an Original Security has been removed from a Security as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Issuers have reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 of the Securities Act and instructs the Trustee to cause a legend to appear thereon.

          (c) Certain Transfers and Exchanges.  Upon presentation for transfer
              -------------------------------
or exchange of any Security at the office of the Trustee, as Securities Registrar, located in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer or exchange in the form approved by the Issuers (it being understood that, until notice to the contrary is given to holders of Securities, the Issuers shall be deemed to have approved the form of instrument of transfer or exchange, if any, printed on any Security), executed by the registered Holder, in person or by such Holder's attorney thereunto duly authorized in writing, and upon compliance with this Section 305, such Security shall be transferred upon the Security Register, and a new Security shall be authenticated and issued in the name of the transferee. Notwithstanding any provision to the contrary herein or in the Securities, transfers of a Global Security, in whole or in part, and transfers of interests therein of the kind described in this Section 305(c), shall only be made in accordance with this Section 305(c). Transfers and exchanges subject to this Section 305(c) shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 305(c).

          (1)  General.  A Global Security may not be transferred, in whole or
               -------
     in part, to any Person other than the Depository or a nominee thereof, and no such transfer to any such other Person may be registered; provided,
                                                                  --------
     however, that this Clause (1) shall not prohibit any transfer of a Security
     -------
     that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Clause (1) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this
     Section 305(c).

          (2)  Temporary Regulation S Global Security.  If the holder of a
               --------------------------------------
     beneficial interest in a Temporary Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depository, Euroclear and CEDEL, in each case to the extent applicable and as in effect from time to time (the "Applicable Procedures"), only in accordance with this Clause (2). Upon delivery
     (a) by a beneficial owner of an interest in a Temporary Regulation S Global Security to Euroclear or CEDEL, as the case may be, of an Owner Securities Certification, (b) by the transferee of such beneficial interest in the Temporary Regulation S Global Security to Euroclear or CEDEL, as the case may be, of a written certification (a "Transferee Securities Certification") substantially in the form of Annex C hereto and (c) by Euroclear or CEDEL, as the case may be, to the Trustee, as Security Registrar, of a Depository Securities

     Certification, the Trustee may direct either Euroclear or CEDEL, as the case may be, to reflect on its records the transfer of a beneficial interest in the Temporary Regulation S Global Security from the beneficial owner providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.

          (3)  Restricted Global Security to Temporary Regulation S Global
               -----------------------------------------------------------
     Security.  If the holder of a beneficial interest in the Restricted Global
     --------
     Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Clause (3) and Clause (9) below. Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given by or on behalf of the Depository in accordance with the Applicable Procedures directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in the Restricted Global Security in an equal principal amount and (B) a certificate in substantially the form set forth in Annex D signed by or on behalf of the holder of such beneficial interest in the Restricted Global Security, the Trustee, as Security Registrar, shall, subject to Clause (9) below, reduce the principal amount of the Restricted Global Security, and increase the principal amount of the Temporary Regulation S Global Security by such specified principal amount as provided in Section 305(a)(3).

          (4)  Restricted Global Security to Permanent Regulation S Global
               -----------------------------------------------------------
     Security.  If the holder of a beneficial interest in the Restricted Global
     --------
     Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Clause
     (4). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given by or on behalf of the Depository in accordance with the Applicable Procedures directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Permanent

     Regulation S Global Security in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in the Restricted Global Security in an equal principal amount and
     (B) a certificate in substantially the form set forth in Annex E signed by or on behalf of the holder of such beneficial interest in the Restricted Global Security, the Trustee, as Security Registrar, shall reduce the principal amount of a Restricted Global Security, and increase the principal amount of the Permanent Regulation S Global Security by such specified principal amount as provided in Section 305(a)(3).

          (5)  Temporary Regulation S Global Security or Permanent Regulation S
               ----------------------------------------------------------------
     Global Security to Restricted Global Security. If the holder of a
     ---------------------------------------------
     beneficial interest in the Temporary Regulation S Global Security or the Permanent Regulation S Global Security at any time, wishes to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Clause (5) and Clause (9) below; provided, that with respect to any
                                           --------
     transfer of a beneficial interest in a Temporary Regulation S Global Security, the transferor and Euroclear or CEDEL, as the case may be, must have previously delivered an Owner Securities Certification and a Depository Securities Certification respectively, with respect to such beneficial interest. Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given by or on behalf of the Depository in accordance with the Applicable Procedures directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as the case may be, in an equal principal amount and (B) a certificate in substantially the form set forth in Annex F signed by or on behalf of the holder of such beneficial interest in the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as the case may be, the Trustee, as Security Registrar, shall, subject to Clause (9) below, reduce the principal amount of such Temporary Regulation S Global Security or Permanent Regulation S Global Security, as the case may be, and increase the princi-pal amount of the Restricted Global Security by such specified principal amount as provided in Section 305(a)(3).

          (6) Non-Global Restricted Security to Global Security.  If the holder
              -------------------------------------------------
     of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Clause
     (6) and Clause (9) below. Upon receipt by the Trustee, as Security Registrar, of (A) such Security and written instructions given by or on behalf of such Holder as provided in Section 305(b) directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) to be so transferred, and (B) an appropriately completed certificate substantially in the form set forth in Annex G-1 hereto, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or Annex G-2 hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, signed by or on behalf of such Holder, then the Trustee, as Security Registrar, shall, subject to Clause
     (9) below, cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 305(b) and increase the principal amount of the Restricted Global Security, Temporary Regulation S Global Security or Permanent Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(a)(3).

          (7)  Non-Global Permanent Regulation S Security to Restricted Global
               ---------------------------------------------------------------
     Security or Permanent Regulation S Global Security.  If the Holder of a
     --------------------------------------------------
     Permanent Regulation S Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Permanent Regulation

     S Global Security, as the case may be, such transfer may be effected only in accordance with this Clause (7) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Security and instructions given by or on behalf of such Holder as provided in Section 305(b) directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security or the Permanent Regulation S Global Security, as the case may be, in a principal amount equal to the principal amount of the Security (or portion thereof) to be so transferred, and (B) (i) with respect to a transfer which is to be delivered in the form of a beneficial interest in the Restricted Global Security, a certificate in substantially the form set forth in Annex H-1, signed by or on behalf of such Holder, and
     (ii) with respect to a transfer which is to be delivered in the form of a beneficial interest in the Permanent Regulation S Global Security, a certificate in substantially the form set forth in Annex H-2, signed by or on behalf of such Holder, then the Trustee, as Security Registrar, shall, subject to Clause (9) below, cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 305(b) and increase the principal amount of the Restricted Global Security, or the Permanent Regulation S Global Security, as the case may be, by the specified principal as provided in Section 305(a)(3).

          (8)  Other Exchanges.  Securities that are not Global Securities may
               ---------------
     be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (1) through (7) above (including the certification requirements intended to insure that transfers of beneficial interests in a Global Security comply with Rule 144A, Rule 144 or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Issuers and the Trustee.

          (9)  Interests in Temporary Regulation S Global Security to be Held
               --------------------------------------------------------------
     Through Euroclear or CEDEL.  Until the later of the expiration of the
     --------------------------
     Restricted Period and the provision of the Owner Securities Certification and the Depository Securities Certification, beneficial interests in any Temporary Regulation S Global Security may be held only in or through accounts maintained at the Depository by Euroclear or CEDEL (or by Agent Members acting for the account thereof).


SECTION 306.  Mutilated, Destroyed, Lost and
              Stolen Securities.
              ------------------------------

          If any mutilated Security is surrendered to the Trustee, the Issuers shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Issuers and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuers or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuers shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuers in the discretion of the Company may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Issuers may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuers, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

 SECTION 307.  Payment of Interest; Interest
               Rights Preserved.
               -----------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest (including Special Interest) on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall (a) bear interest at the rate per annum stated in the form of Security included herein (to the extent that the payment of such interest shall be legally enforceable), and (b) forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuers, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Issuers may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuers shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuers shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuers of such

     Special Record Date and, in the name and at the expense of the Issuers, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Issuers may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuers to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308.  Persons Deemed Owners.
              ---------------------

          Prior to due presentment of a Security for registration of transfer, the Issuers, the Trustee and any agent of the Issuers or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Issuers, the Trustee or any agent of the Issuers or the Trustee shall be affected by notice to the contrary.

 SECTION 309. Cancellation.
              ------------

          All Securities surrendered for payment, redemption, registration of transfer, exchange or pursuant to any Offer to Purchase pursuant to Section 1013 or 1016 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuers may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuers may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with its standard procedures or as directed by an Issuers Order; provided, however, that the Trustee shall not be required to
               --------  -------
destroy such Securities.


SECTION 310.  Computation of Interest.
              -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months, provided, however, that Special Interest on
                              --------  -------
Original Securities shall be computed on the basis of a 365 or 366 day year, as the case may be, and the number of days actually elapsed.


SECTION 311.  CUSIP Numbers.
              -------------

          The Issuers shall in issuing the Securities use CUSIP numbers, and the Trustee shall use the applicable CUSIP number in notices of redemption or exchange as a convenience to the Holders; provided, that any such notice may
                                          --------
state that no representation is made as to the accuracy of correctness of the CUSIP number or numbers printed in the notice or on the certificates representing the Securities and that reliance may be placed only on the other identification numbers printed on the certificates representing the Securities.

                                 ARTICLE FOUR

                          Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge of Indenture.
              ---------------------------------------

          This Indenture shall cease to be of further effect as to all outstanding Securities (except as to (i) rights of registration of transfer and exchange and the Issuers' right of optional redemption, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders of Securities to receive payment of principal of and premium, if any, and interest on the Securities, (iv) rights, obligations and immunities of the Trustee under this Indenture and (v) rights of the holders of the Securities as beneficiaries of this Indenture with respect to any property deposited with the Trustee payable to all or any of them), and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) the Issuers will have paid or caused to be paid the principal of and premium, if any, and interest on the Securities as and when the same will have become due and payable; or

               (B) all outstanding Securities (except lost, stolen or destroyed Securities which have been replaced or paid) have been delivered to the Trustee for cancellation;

          and the Issuers, in the case of (A) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of and premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers;

          (3) the Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

          (4) the Trustee shall have received such other documents and assurances as the Trustee shall have reasonably requested.

Notwithstanding the satisfaction and discharge of this Indenture, (i) the obligations of the Issuers to the Trustee under Section 607, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders of Securities to receive payment of principal of and premium, if any, and interest on the Securities, (iv) rights, obligations and immunities of the Trustee under this Indenture (including, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003), and (v) rights of holders of the Securities as beneficiaries of this Indenture with respect to any property deposited with the Trustee payable to all or any of them, shall survive.


SECTION 402.  Application of Trust Money.
              --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuers acting as their own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.



                                 ARTICLE FIVE

                                   Remedies

SECTION 501.  Events of Default.
              -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security when it becomes due and payable, as to any Interest Payment Date falling on or prior to April 15, 1999, and any such failure continued for 30 days as to any Interest Payment Date thereafter; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security when due; or

          (3) default in the payment of principal and interest upon any Security required to be purchased pursuant to an Offer to Purchase pursuant to Sections 1013 or 1016 when due and payable; or

          (4)  default in the performance, or breach, of Section 801; or

          (5) default in the performance, or breach, of any covenant or warranty of the Issuers in this Indenture or in any Security (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuers by the Trustee or to the Issuers and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (6) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Debt by the Company or any Significant Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Debt of such type by the Company or any such Significant Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $10 million, whether such Debt now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay such Debt when due at the final maturity thereof, or shall have resulted in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

          (7) a final judgment or final judgments (not subject to appeal) for the payment of money are entered against the Company or any Significant Subsidiary in an aggregate amount in excess of $10 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unstayed for a period (during which execution shall not be effectively stayed) of 45 days after the right to appeal all such judgments has expired; or

          (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of an Issuer or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging an Issuer or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of an Issuer or any Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of an Issuer or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (9) the commencement by an Issuer or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of an Issuer or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of an Issuer or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by an Issuer or any Significant Subsidiary in furtherance of any such action.


SECTION 502.  Acceleration of Maturity; Rescission
              and Annulment.
              ------------------------------------

          If an Event of Default (other than an Event of Default specified in Section 501(8) or (9) with respect to the Issuers) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the Default Amount of all the Securities to be due and payable immediately, by a notice in writing to the Issuers (and to the Trustee if given by Holders), and upon any such declaration such Default Amount and any accrued interest, together with all other amounts due under this Indenture, shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) with respect to the Issuers occurs, the Default Amount of and any accrued interest on the Securities then Outstanding, together with all other amounts due under this Indenture, shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

          The "Default Amount" in respect of any particular Security as of any particular date of acceleration shall equal the principal amount of the Security plus accrued and unpaid interest to such date.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due based on acceleration has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Issuers and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Issuers have paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue interest on all Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (includ-ing any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and interest thereon at the rate borne by the Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the applicable rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.   Collection of Indebtedness and Suits
               for Enforcement by Trustee
               ------------------------------------

          The Issuers covenant that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Issuers will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses incurred by the Trustee under this Indenture, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Issuers fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuers or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuers or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  Trustee May File Proofs of Claim.
              --------------------------------

          In case of any judicial proceeding relative to the Issuers (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys, securities or other property payable or deliverable upon the exchange of the Securities or upon any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on
                               --------  -------
behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors or other similar committee.


SECTION 505.  Trustee May Enforce Claims Without
              Possession of Securities.
              ----------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.  Application of Money Collected.
              ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

The Trustee, upon prior written notice to the Issuers, may fix a record date and payment date for any payment to the Holders pursuant to this Section 506.

SECTION 507.  Limitation on Suits.
              -------------------

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered and, if requested, provided to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, provision of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508.   Unconditional Right of Holders
               to Receive Principal, Premium
               and Interest.
               ------------------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sec-tion 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.  Restoration of Rights and Remedies.
              ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuers, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.  Rights and Remedies Cumulative.
              ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.  Delay or Omission Not Waiver.
              ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.  Control by Holders.
              ------------------

          The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that
                                                        --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability (as determined in the sole discretion of the Trustee), and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

The Trustee may refuse, however, to follow any direction that the Trustee, in its sole discretion, determines may be unduly prejudicial to the rights of another Holder or that may subject the Trustee to any liability or expense if the Trustee determines, in its sole discretion, that it lacks indemnification against such loss or expense.


SECTION 513.  Waiver of Past Defaults.
              -----------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities by written notice to the Trustee waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected or

          (3) arising from failure to purchase any Security tendered pursuant to Sections 1013 and 1016.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.  Undertaking for Costs.
              ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be
     --------
deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuers.


SECTION 515.  Waiver of Stay or Extension Laws.
              --------------------------------

          The Issuers covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuers (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



                                  ARTICLE SIX

                                  The Trustee

SECTION 601.  Certain Duties and Responsibilities.
              -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.  Notice of Defaults.
              ------------------

          The Trustee shall give the Holders notice of any Default hereunder as and to the extent provided by the Trust Indenture Act, unless such Default has been cured or waived; provided, however, that in the case of any Default of the
                      --------  -------
character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.



SECTION 603.  Certain Rights of Trustee.
              -------------------------

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Issuers mentioned herein shall be sufficiently evidenced by an Issuers Request or an Issuers Order and any resolution of the Managing Member of the Company may be sufficiently evidenced by a Managing Member's Certificate and any resolution of the Board of Directors of Capital may be sufficiently evidenced by a Board Resolution of Capital;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction reasonably satisfactory to the Trustee;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuers, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith which the Trustee reasonably believed to have been authorized or within its rights or powers.


SECTION 604.   Not Responsible for Recitals
               or Issuance of Securities.
               ----------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Pledge Agreement, the Pledged Securities or the Securities. The Trustee shall not be accountable for the use or application by the Issuers of Securities or the proceeds thereof.


SECTION 605.  May Hold Securities.
              -------------------

          The Trustee, any Paying Agent, any Security Registrar (if other than the Trustee) or any other agent of the Issuers, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuers with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.


SECTION 606.  Money Held in Trust.
              -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuers.


SECTION 607.  Compensation and Reimbursement.
              ------------------------------

          The Issuers agree

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation, expenses and disbursements of its agents, accountants, experts and counsel) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of enforcing this Indenture against the Issuers (including, without limitation, this Section 607) and of defending itself against any claim (whether asserted by any Holder or the Issuers) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 607 shall survive any termination of this Indenture and the resignation or removal of the Trustee.

          As security for the performance of the obligations of the Issuers under this Section 607 and the Pledge Agreement, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee, including the Collateral (as defined in the Pledge Agreement), except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 607 shall not be subordinate to any other liability or indebtedness of the Issuers (even though the Securities may be so subordinated).

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(8) or (9) occurs, the expenses and the compensation for such services are intended to constitute expenses of administration under Title 11, U.S. Code, or any similar Federal state or foreign law for the relief of debtors.


SECTION 608.  Disqualification; Conflicting Interests.
              ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State, Territorial or District of

Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.   Resignation and Removal; Appointment
               of Successor.
               ------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611, at which time the retiring Trustee shall be fully discharged from its obligations hereunder.

          (b) The Trustee may resign at any time by giving written notice thereof to the Issuers. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Issuers.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuers or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuers or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuers by (x) a resolution of the Managing Member of the Company, which may be sufficiently evidenced by a Managing Member's Certificate and (y) Board Resolution of Capital, may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuers, by (x) a resolution of the Managing Member of the Company, which may be sufficiently evidenced by a Managing Member's Certificate and (y) Board Resolution of Capital, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuers and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuers. If no successor Trustee shall have been so appointed by the Issuers or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Issuers shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  Acceptance of Appointment by Successor.
              --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuers and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuers or the successor Trustee under Section 607, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuers shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.   Merger, Conversion, Consolidation
               or Succession to Business.
               ---------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that
                                                                 --------
such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.   Preferential Collection
               of Claims Against Issuers.
               -------------------------

          If and when the Trustee shall be or become a creditor of either of the Issuers (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against such Issuer (or any such other obligor).

SECTION 614.   Appointment of Authenticating Agent.
               -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuers and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the

Issuers. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuers. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuers and shall give notice of such appointment in the manner provided in
Section 106 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities referred to in the within-mentioned Indenture.

                                        United States Trust Company of New York,
                                                                      As Trustee

                                       By......................................,
                                                         As Authenticating Agent

                                       By.......................................
                                                            Authorized Signatory

                                 ARTICLE SEVEN

             Holders' Lists and Reports by Trustee and the Issuers

SECTION 701.   Issuers to Furnish Trustee
               Names and Addresses of Holders.
               ------------------------------

          The Issuers will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuers of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
- ---------
capacity as Security Registrar.


SECTION 702.   Preservation of Information;
               Communications to Holders.
               ----------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuers and the Trustee that none of the Issuers, the Trustee or any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.  Reports by Trustee.
              ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.


SECTION 704.  Reports by Issuers.
              ------------------

          The Issuers shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act and in the manner set forth in Section 1017; provided that any such information, documents or reports
                       --------
required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act ("SEC Reports") shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. In the event the Issuers shall cease to be required to file SEC Reports pursuant to the Exchange Act, the Issuers will nonetheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee and to furnish copies of such SEC Reports to the Holders of Securities at the time the Issuers are required to file such reports with the Trustee and will make such information available to investors who request it in writing.


SECTION 705.  Officers' Certificate with Respect
              to Change in Interest Rates.
              ----------------------------------

          Within five days after any Step-Up, Additional Step-Up or Step-Down Date, the Issuers shall deliver an Officers' Certificate to the Trustee stating the new interest rate and the date on which it became effective.

                                 ARTICLE EIGHT

                          Merger, Consolidation, Etc.

SECTION 801.  Mergers, Consolidations and Certain
              Sales of Assets.
              -----------------------------------

          (a) The Company may not, in a single transaction or a series of related transactions, (i) consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into the Company (other than a consolidation or merger of a Wholly-Owned Restricted Subsidiary organized under the laws of a State of the United States into the Company), or (ii) directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of its assets (determined on a consolidated basis for the Company and its Restricted Subsidiaries taken as a whole and provided that the creation of a Lien on or in any of its assets shall not in and of itself constitute the transfer, sale, lease or disposition of the assets subject to the
Lien), unless: (1) in a transaction in which the Company does not survive or in which the Company sells, leases or otherwise disposes of all or substantially all of its assets to any other Person, the successor entity to the Company is organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of the Company's obligations under this Indenture; (2) immediately after giving pro forma effect to such transaction as if such transaction had occurred at the beginning of the last full fiscal quarter immediately prior to the consummation of such transaction with the appropriate adjustments with respect to the transaction being included in such pro forma calculation and treating any Debt which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been Incurred by the Company or such Subsidiary at the time of the transaction, no Default or Event of Default shall have occurred and be continuing; (3) immediately after giving effect to such transaction, the Consolidated Net Worth of the Company (or other successor entity to the Company) is equal to or greater than that of the Company immediately prior to the transaction; (4) if, as a result of any such transaction, property or assets of the Company would become subject to a Lien prohibited by the provisions of
Section 1011, the Company or the successor entity to the Company shall have secured the Securities as required by Section 1011; (5) the Issuers have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Securities will not recognize gain or loss for federal income tax purposes as a result of such transaction; and (6) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each in form and substance satisfactory to the Trustee stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the manner of determination of the Consolidated Net Worth in accordance with Clause (3) of
Section 801, of the Company or, if applicable, of the Successor Company as required pursuant to the foregoing.

          (b) In the event of any transaction (other than a lease) described in and complying with the immediately preceding paragraph in which the Company is not the surviving person and the surviving person assumes all the obligations of the Company under the Securities and this Indenture pursuant to a supplemental indenture, such surviving person shall succeed to, and be substituted for, and may exercise every right and power of, the Company, and the Company will be discharged from its obligations under this Indenture and the Securities;

provided that solely for the purpose of calculating amounts under Section
- --------
1009(3), any such surviving person shall only be deemed to have succeeded to and be substituted for the Company with respect to the period subsequent to the effective time of such transaction, and the Company (before giving effect to such transaction) shall be deemed to be the "Company" for such purposes for all prior periods.


SECTION 802.  Successor Substituted.
              ---------------------

          Upon any consolidation of either of the Issuers with, or merger of either of the Issuers with or into, any other Person or any conveyance, transfer or lease of the properties and assets of either of the Issuers substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which either of the Issuers is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer under this Indenture with the same effect as if such successor Person had been named as such Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.  Supplemental Indentures
              Without Consent of Holders.
              --------------------------

          Without the consent of any Holders, the Issuers, when authorized by
(x) a resolution of the Managing Member of the Company, which may be sufficiently evidenced by a such Managing Member's Certificate and (y) Board Resolution of Capital, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to either of the Issuers and the assumption by any such successor of the covenants of the Issuers herein and in the Securities; or

          (2) to add to the covenants of the Issuers for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuers; or

          (3) to secure the Securities pursuant to the requirements of Section 1011 or otherwise; or

          (4) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to comply with any requirement of the Commission in order to effect qualification of this Indenture under the Trust Indenture Act in connection with the issuance of Exchange Securities or thereafter to maintain the qualification of this Indenture under the Trust Indenture Act;

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (5) shall
                     --------
     not adversely affect the legal rights of the Holders; or

          (6) to provide for uncertificated Securities in addition to or in place of certificated Securities.

SECTION 902.  Supplemental Indentures
              with Consent of Holders.
              -----------------------

          With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Issuers and the Trustee, and consistent with Section 513, the Issuers, when authorized by (x) a resolution of the Managing Member of the Company, which may be sufficiently evidenced by a Managing Member's Certificate and (y) Board Resolution of Capital, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture;

provided, however, that no such supplemental indenture shall, without the
- --------  -------
consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date, or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 513 or
     Section 1021, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (4) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 1013 or 1016 and until the Expiration Date of such Offer to Purchase, modify the provisions of this

     Indenture with respect to such Offer to Purchase in a manner materially adverse to such Holder.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.  Execution of Supplemental Indentures.
              ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.  Effect of Supplemental Indentures.
              ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 905.  Conformity with Trust Indenture Act.
              -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.  Reference in Securities
              to Supplemental Indentures.
              --------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuers shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Issuers, to any such supplemental indenture may be prepared and executed by the Issuers and authenticated and delivered by the Trustee in exchange for Outstanding Securities.



                                  ARTICLE TEN

                                   Covenants

SECTION 1001.  Payment of Principal, Premium and
               Interest.
               ---------------------------------

          The Issuers will duly and punctually pay the principal of and premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture; provided, however, that no payment of principal
                               --------  -------
or interest will be made in respect of a Temporary Regulation S Global Note.


SECTION 1002.  Maintenance of Office or Agency.
               -------------------------------

          The Issuers will maintain in the Borough of Manhattan, The City of New York, New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The Issuers will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuers hereby appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands.

          The Issuers may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York, New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided,
                                                                       --------
however, that no such designation or rescission shall in any manner relieve the
- -------
Issuers of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, New York for such purposes. The Issuers will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  Money for Security
               Payments to be Held in Trust.
               ----------------------------

          If the Issuers shall at any time act as their own Paying Agent, they will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 504, upon any bankruptcy or reorganization proceeding relative to the Issuers, the Trustee shall serve as the Paying Agent for the Securities.

          Whenever the Issuers shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuers will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 504, upon any bankruptcy or reorganization proceeding relative to the Issuers the Trustee shall serve as the Paying Agent for the Securities.

          The Issuers will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Issuers (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (4) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

          The Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuers Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuers or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuers or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuers on the Issuers Request, or (if then held by the Issuers) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such
                                --------  -------
Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuers.


SECTION 1004.  Existence.
               ---------

          Subject to Article Eight, the Issuers will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Issuers shall not be
                           --------  -------
required to preserve any such right or franchise if the Managing Member of the Company or the Board of Directors of Capital, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of that Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005.  Maintenance of Properties and Insurance.
               ---------------------------------------

          Each Issuer will cause all properties used or useful in the conduct of its business, or in the case of the Company, the business of any Subsidiary, to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent an Issuer from
- --------  -------
discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined in the good faith judgment of (x) in the case of the Company, the Managing Member, evidenced by a Managing Member's Certificate or (y) in the case of Capital, the Board of Directors of Capital evidenced by a Board Resolution, desirable in the conduct of its business or, in the case of the Company, the business of any Subsidiary, and not disadvantageous in any material respect to the Holders.

          The Issuers shall, and shall cause the Subsidiaries of the Company to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Issuers to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.


SECTION 1006.  Payment of Taxes and Other Claims.
               ---------------------------------

          The Issuers will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuers or any Subsidiaries of the Company or upon the income, profits or property of the Issuers or any Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuers or any Subsidiaries of the Company; provided,
                                                                --------
however, that the Issuers shall not be required to pay or discharge or cause to
- -------
be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1007.  Limitation on Consolidated Debt.
               -------------------------------

          The Company may not, and may not permit any Restricted Subsidiary of the Company to, Incur any Debt unless either (a) the ratio of (i) the aggregate consolidated principal amount of Debt of the Company outstanding as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to the Incurrence of such Debt and any other Debt Incurred since such balance sheet date and the receipt and application of the proceeds thereof to
(ii) Consolidated Cash Flow Available for Fixed Charges for the four full fiscal quarters next preceding the Incurrence of such Debt for which consolidated financial statements are available, determined on a pro forma basis as if any such Debt had been Incurred and the proceeds thereof had been applied at the beginning of such four fiscal quarters, would be less than 5.5 to 1 for such four-quarter periods ending on or prior to December 31, 1999 and 5.0 to 1 for such periods ending thereafter, or (b) the Company's Consolidated Capital Ratio as of the most recent available quarterly or annual balance sheet, after giving pro forma effect to the Incurrence of such Debt and any other Debt Incurred since such balance sheet date and the receipt and application of the proceeds thereof, is less than 2.0 to 1.

          Notwithstanding the foregoing limitation, the Company and any Restricted Subsidiary may Incur the following:

          (i) Debt under any one or more Bank Credit Agreements or Vendor Financing Facilities in an aggregate principal amount at any one time not to exceed $125 million, and any renewal, extension, refinancing or refunding thereof in an amount which, together with any principal amount remaining outstanding or available under all Bank Credit Agreements and Vendor Financing Facilities of the Company and its Restricted Subsidiaries, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of any Bank Credit Agreement so refinanced plus the amount of expenses incurred in connection with such refinancing, does not exceed the aggregate principal amount outstanding or available under all such Bank Credit Agreements and Vendor Financing Facilities of the Company and its Restricted Subsidiaries immediately prior to such renewal, extension, refinancing or refunding;

          (ii) Purchase Money Debt Incurred to finance the construction, acquisition or improvement of Telecommunications Assets, provided that the
                                                              --------
     net proceeds of such Purchase Money Debt do not exceed 80% of the cost of construction, acquisition or improvement price of the applicable Telecommunications Assets;

          (iii) Debt owed by the Company to any Wholly-Owned Restricted Subsidiary of the Company or Debt owed by a Restricted Subsidiary of the Company to the Company or another Wholly-Owned Restricted Subsidiary of the Company; provided, however, that upon either (x) the transfer or other
              --------  -------
     disposition by such Wholly-Owned Restricted Subsidiary or the Company of any Debt so permitted to a Person other than the Company or another Wholly-Owned Restricted Subsidiary of the Company or (y) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of shares of Capital Stock (including by consolidation or merger) of such Wholly-Owned Restricted Subsidiary to a Person other than the Company or another such Wholly-Owned Restricted Subsidiary, the provisions of this clause (iii) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

          (iv) Debt Incurred to renew, extend, refinance or refund (each, a "refinancing") Debt outstanding at the date of this Indenture or Incurred pursuant to the preceding paragraph or clause (ii) of this paragraph or the Securities in an aggregate principal amount not to exceed the aggregate principal amount of and accrued interest on the Debt so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the amount of expenses of the Company incurred in connection with such refinancing; provided, however, that Debt the
                                          --------  -------
     proceeds of which are used to refinance the Securities or Debt which is pari passu to the Securities or debt
     ---- -----
     which is subordinate in right of payment to the Securities shall only be permitted if (A) in the case of any refinancing of the Securities or Debt which is pari passu to the Securities, the refinancing Debt is made pari
              ---- -----                                                 ----
     passu to the Securities or subordinated to the Securities, and, in the case
     -----
     of any refinancing of Debt which is subordinated to the Securities, the refinancing Debt constitutes Subordinated Debt and (B) in either case, the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, (x) does not provide for payments of principal of such Debt at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon any event of default thereunder), in each case prior to the time the same are required by the terms of the Debt being refinanced and (y) does not permit redemption or other retirement (including pursuant to an offer to purchase made by the Company) of such debt at the option of the holder thereof prior to the final stated maturity of the Debt being refinanced, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Company) which is conditioned upon a change substantially similar to the provisions of Section 1016 or which is pursuant to provisions substantially similar to the provisions of
     Section 1013;

          (v) Debt consisting of Permitted Interest Rate and Currency Protection Agreements;

          (vi)    Debt outstanding under the Securities;

          (vii) Subordinated Debt invested by (a) a group of employees of the Company, which includes the Chief Executive Officer of the Company, who own, directly or indirectly, through an employee stock ownership plan or arrangement, shares of the Company's Capital Stock or (b) any other Person that controls the Company (i) on the Issue Date or (ii) after a Change of Control, provided that the Company is not in default with respect to its
              --------
     obligations under Section 1016;

          (viii) Debt consisting of performance and other similar bonds and reimbursement obligations Incurred in the ordinary course of business securing the performance of contractual, franchise or license obligations of the Company or a Restricted Subsidiary, or in respect of a letter of credit obtained to secure such performance; and

          (ix)  Debt not otherwise permitted to be Incurred pursuant to clauses
     (i) through (viii) above, which, together with any other outstanding Debt Incurred pursuant to this clause (ix), has an aggregate principal amount (or, in the case of Debt issued at a discount, an accreted amount (determined in accordance with generally accepted accounting principles) at the time of Incurrence) not in excess of $10 million at any time outstanding.

     For purposes of determining compliance with this Section 1007, in the event that an item of Debt meets the criteria of more than one of the types of Debt the Company is permitted to incur pursuant to the foregoing clauses (i) through
(ix), the Company shall have the right, in its sole discretion, to classify such item of Debt and shall only be required to include the amount and type of such Debt under the clause permitting the Debt as so classified. For purposes of determining any particular amount of Debt under such covenant, Guarantees or Liens with respect to letters of credit supporting Debt otherwise included in the determination of a particular amount shall not be included.


SECTION 1008.  Limitation on Debt and Preferred Stock
               of Restricted Subsidiaries.
               --------------------------------------

     The Company may not permit any Restricted Subsidiary of the Company (other than a Restricted Subsidiary that has fully and unconditionally Guaranteed the Securities on an unsubordinated basis) to Incur or suffer to exist any Debt or issue any Preferred Stock except:

          (i) Debt or Preferred Stock outstanding on the date of this Indenture after giving effect to the application of the proceeds of the Securities;

          (ii) Debt Incurred or Preferred Stock issued to and held by the Company or a Wholly-Owned Restricted Subsidiary of the Company (provided that such Debt or Preferred Stock is at all times held by the Company or a Wholly-Owned Restricted Subsidiary of the Company);

          (iii) Debt Incurred or Preferred Stock issued by a Person prior to the time (A) such Person became a Restricted Subsidiary of the Company,
     (B) such Person
     merges into or consolidates with a Restricted Subsidiary of the Company or
     (C) another Restricted Subsidiary of the Company merges into or consolidates with such Person (in a transaction in which such Person becomes a Restricted Subsidiary of the Company), which Debt or Preferred Stock was not Incurred or issued in anticipation of such transaction and was outstanding prior to such transaction;

          (iv) Debt consisting of Permitted Interest Rate and Currency Protection Agreements;

          (v)     Debt or Preferred Stock of a Joint Venture;

          (vi) Debt under any one or more Bank Credit Agreements or Vendor Financing Facilities (and renewals, extensions, refinancings or refundings thereof) which is permitted to be outstanding under clause (i) of
     Section 1007;

          (vii)   Debt consisting of Guarantees of the Securities;

          (viii) Debt or Preferred Stock which is exchanged for, or the proceeds of which are used to refinance, refund or redeem, any Debt or Preferred Stock permitted to be outstanding pursuant to clauses (i) and
     (iii) hereof (or any extension or renewal thereof) (for purposes hereof, a "refinancing"), in an aggregate principal amount, in the case of Debt, or with an aggregate liquidation preference, in the case of Preferred Stock, not to exceed the aggregate principal amount of the Debt so refinanced or the aggregate liquidation preference of the Preferred Stock so refinanced, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt or Preferred Stock so refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the amount of expenses of the Company and the Restricted Subsidiary incurred in connection therewith and provided the Debt or Preferred Stock incurred or issued upon such refinancing by its terms, or by the terms of any agreement or instrument pursuant to which such Debt or Preferred Stock is Incurred or issued,
     (x) does not provide for payments of principal or liquidation value at the stated maturity of such Debt or Preferred Stock or by way of a sinking fund applicable to such Debt or Preferred Stock or by way of any mandatory redemption, defeasance, retirement or repurchase of such Debt or Preferred Stock by the Company or any Restricted Subsidiary of the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the time the same are required by the terms of the Debt or Preferred Stock being refinanced and
     (y) does not permit redemption or other retirement (including pursuant to an offer to purchase made by the Company or a Restricted Subsidiary of the Company) of such Debt or Preferred Stock at the option of the holder thereof prior to the stated maturity of the Debt or Preferred Stock being refinanced, other than a redemption or other retirement at the option of the holder of such Debt or Preferred Stock (including pursuant to an offer to purchase made by the Company or a Restricted Subsidiary of the Company) which is conditioned upon the change of control of the Company pursuant to provisions substantially similar to the provisions of Section 1016 or which is pursuant to provisions substantially similar to the provisions of
     Section 1013, and provided, further, that in the case of any exchange or
                       --------  -------
     redemption of Preferred Stock of a Restricted Subsidiary of the Company, such Preferred Stock may only be exchanged for or redeemed with Preferred Stock of such Restricted Subsidiary; and

          (ix)  Debt not otherwise permitted to be incurred pursuant to clauses
     (i) through (viii) above, which, together with any other outstanding Debt incurred pursuant to this clause (ix), has an aggregate principal amount (or, in the case of Debt issued at a discount, an accreted amount (determined in accordance with generally accepted accounting principles) at the time of Incurrence) not in excess of $10 million at any time outstanding.


SECTION 1009.  Limitation on Restricted Payments.
               ---------------------------------

     The Company (i) may not, directly or indirectly, declare or pay any dividend, or make any distribution, in respect of its Capital Stock or to the holders thereof (in their capacity as such), excluding any dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to acquire its Capital Stock (other than Disqualified Stock); (ii) may not, and may not permit any Restricted Subsidiary to, purchase, redeem, or otherwise retire or acquire for value (a) any Capital Stock of the Company or any Related Person of the Company; or (b) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company or any Related Person of the Company or any securities convertible or exchangeable into shares of Capital Stock of the Company or any Related Person of the Company; (iii) may not make, or permit any Restricted Subsidiary to make, any Investment in, or payment on a Guarantee of any obligation of, any Person, other than the Company or a Restricted Subsidiary of the Company, except for Permitted Investments; and
(iv) may not, and may not permit any Restricted Subsidiary to, redeem, defease, repurchase, retire or otherwise acquire or retire for value, prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company which is subordinate in right of payment to the Securities (each of clauses
(i) through (iv) being a "Restricted Payment") if: (1) a Default or an Event of Default shall have occurred and is continuing; or (2) upon giving effect to such Restricted Payment, the Company could not Incur at least $1.00 of additional Debt pursuant to the provisions of the first paragraph of
Section 1007; or (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments from the date of this Indenture exceeds the sum of: (a) 50% of cumulative Consolidated Net Income (or, in the case Consolidated Net Income shall be negative, less 100% of such deficit) since the end of the last full fiscal quarter prior to the date of this Indenture through the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment; plus (b) $5 million; plus
(c) 100% of the net reduction in Investments in any Unrestricted Subsidiary resulting from payments of interest on Debt, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Company or any Restricted Subsidiary of the Company from such Unrestricted Subsidiary (except to the extent that any such payment is included in the calculation of Consolidated Net Income) or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries; provided that the amount included in this
                            --------
clause (c) shall not exceed the amount of Investments previously made by the Company and its Restricted Subsidiaries in such Unrestricted Subsidiary; provided, further, that the Company or a Restricted Subsidiary of the Company
- --------  -------
may make any Restricted Payment with the aggregate net proceeds received after the date of this Indenture, including the fair value of property other than cash (determined in good faith by the Managing Member, as conclusively evidenced by a Managing Member's Certificate filed with the Trustee), as capital contributions to the Company or from the issuance (other than to a Restricted Subsidiary) of Capital Stock (other than Disqualified Stock) of the Company and warrants, rights or options on Capital Stock (other than Disqualified Stock) of the Company and the principal amount of Debt of the Company that has been converted into Capital Stock (other than Disqualified Stock and other than by a Restricted Subsidiary) of the Company after the date of this Indenture.

     Notwithstanding the foregoing, the Company may (i) pay any dividend on Capital Stock of any class within 60 days after the declaration thereof if, on the date when the dividend was declared, the Company could have paid such dividend in accordance with the foregoing provisions; (ii) repurchase any shares of its Common Equity or options to acquire its Common Equity from Persons who were formerly officers or employees of the Company, provided that the aggregate
                                                    --------
amount of all such repurchases made pursuant to this clause (ii) shall not exceed $2 million, plus the aggregate cash proceeds received by the Company since the date of this Indenture from issuances of its Common Equity or options to acquire its Common Equity to members, officers, managers and employees of the Company or any of its Subsidiaries; (iii) the Company and its Restricted Subsidiaries may refinance any Debt otherwise permitted by clause (iv) of the second paragraph of Section 1007; (iv) so long as no Event of Default shall have occurred and be continuing, and so long as the Company is treated as a partnership for U.S. federal income tax purposes, make distributions in respect of members' or partners' income tax liability in an amount not to exceed the Tax Amount; and (v) the Company and its Restricted Subsidiaries may retire or repurchase any Capital Stock of the Company or of any Restricted Subsidiary of the Company in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of, Capital Stock (other than Disqualified Stock) of the Company. If the Company makes a Restricted Payment which, at the time of the making of such Restricted Payment, would in the good faith determination of the Company be permitted under this Indenture, such Restricted Payment shall be deemed to have been made in compliance with this Indenture notwithstanding any subsequent adjustments made in good faith to the Company financial statements affecting Consolidated Net Income for any period.


SECTION 1010.  Limitation on Dividend and Other
               Payment Restrictions Affecting
               Restricted Subsidiaries.
               --------------------------------

     The Company may not, and may not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary of the Company (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock owned by the Company or any other Restricted Subsidiary of the Company or pay any Debt or other obligation owed to the Company or any other Restricted Subsidiary; (ii) to make loans or advances to the Company or any other Restricted Subsidiary; or (iii) to transfer any of its property or assets to the Company or any other Restricted Subsidiary. Notwithstanding the foregoing, the Company may, and may permit any Restricted Subsidiary to, suffer to exist any such encumbrance or restriction (a) pursuant to any agreement in effect on the Issue Date; (b) pursuant to an agreement relating to any Acquired Debt, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired and its Subsidiaries; (c) pursuant to any one or more Bank Credit Agreements or Vendor Financing Facilities (and renewals, extensions, refinancings or refundings thereof) which is permitted to be outstanding under clause (i) of Section 1007, provided that such restriction is consistent with,
                            --------
and not materially more restrictive (as conclusively determined in good faith by the Chief Financial Officer of the Company), taken as a whole, than, comparable provisions included in similar agreements or facilities extended to comparable credits engaged in the Telecommunications Business; (d) pursuant to an agreement effecting a renewal, refunding or extension of Debt Incurred pursuant to an agreement referred to in clause (a) or (b) above or (e) below, provided,
                                                                     --------
however, that the provisions contained in such renewal, refunding or extension
- -------
agreement relating to such encumbrance or restriction are not materially more restrictive (as conclusively determined in good faith by the Chief Financial Officer of the Company), taken as a whole, than the provisions contained in the agreement the subject thereof; (e) in the case of clause (iii) above, restrictions contained in any security agreement (including a Capital Lease Obligation) securing Debt of the Company or a Restricted Subsidiary otherwise permitted under this Indenture, but only to the extent such restrictions restrict the transfer of the property subject to such security agreement; (f) in the case of clause (iii) above, customary nonassignment provisions entered into in the ordinary course of business in leases and other agreements; (g) any restriction with respect to a Restricted Subsidiary of the Company imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary, provided that consummation of such transaction would not result in a Default or an Event of Default, that such restriction terminates if such transaction is not consummated and that such consummation or abandonment of such transaction occurs within one year of the date such agreement was entered into; (h) pursuant to applicable law or regulations; (i) pursuant to this Indenture and the Securities; or (j) any restriction on the sale or other disposition of assets or property securing Debt as a result of a Permitted Lien on such assets or property.


SECTION 1011.  Limitation on Liens.
               -------------------

     The Company may not, and may not permit any Restricted Subsidiary of the Company to, Incur or suffer to exist any Lien on or with respect to any property or assets now owned or hereafter acquired to secure any Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (x) equally and ratably with (or prior to) such Debt as to such property for so long as such Debt will be so secured or (y) in the event such Debt is Debt of the Company which is subordinate in right of payment to the Securities, prior to such Debt as to such property for so long as such Debt will be so secured.

     The foregoing restrictions shall not apply to: (i) Liens existing on the Issue Date and securing Debt outstanding on the Issue Date or securing the Securities or Liens securing Debt Incurred pursuant to any Bank Credit Agreement or Vendor Financing Facility (whether or not such Bank Credit Agreement or Vendor Financing Facility was outstanding on the Issue Date); (ii) Liens securing Debt in an amount which, together with the aggregate amount of Debt then outstanding or available under the Bank Credit Agreement and Vendor Financing Facility (or under refinancings or amendments of such agreements), does not exceed 1.5 times the Company's Consolidated Cash Flow Available for Fixed Charges for the four full fiscal quarters preceding the Incurrence of such Lien for which consolidated financial statements are available, determined on a pro forma basis as if such Debt had been Incurred and the proceeds thereof had been applied at the beginning of such four fiscal quarters; (iii) Liens in favor of the Company or any Wholly-Owned Restricted Subsidiary of the Company;
(iv) Liens on real or personal property of the Company or a Restricted Subsidiary of the Company acquired, constructed or constituting improvements made after the Issue Date to secure Purchase Money Debt which is Incurred for the construction, acquisition and improvement of Telecommunications Assets and is otherwise permitted under this Indenture, provided, however, that (a) the net proceeds of any Debt secured
                --------  -------
by such a Lien does not exceed 100% of such purchase price or cost of construction or improvement of the property subject to such Lien, (b) such Lien attaches to such property prior to, at the time of or within 180 days after the acquisition, completion of construction or commencement of operation of such property and (c) such Lien does not extend to or cover any property other than the property (or identifiable portions thereof) acquired, constructed or constituting the improvements made with the proceeds of such Purchase Money Debt (it being understood and agreed that all Debt owed to any single lender or group of lenders or outstanding under any single credit facility shall be considered a single Purchase Money Debt, whether drawn at one time or from time to time);
(v) Liens to secure Acquired Debt, provided, however, that (a) such Lien
                                   --------  -------
attaches to the acquired asset prior to the time of the acquisition of such asset and (b) such Lien does not extend to or cover any other asset; (vi) Liens to secure Debt Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing clauses (i), (ii), (iv) and
(v) so long as such Lien does not extend to any other property and the principal amount of Debt so secured is not increased except as otherwise permitted under clause (iv) of Section 1007; (vii) Liens securing Debt not otherwise permitted by the foregoing clauses (i) through (vi) in an amount not to exceed 5% of the Company's Consolidated Tangible Assets determined as of the most recent available quarterly or annual balance sheet; and (viii) Permitted Liens.


SECTION 1012.  Limitation on Sale and Leaseback
               Transactions.
               --------------------------------

     The Company may not, and may not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless (i) the Company or such Restricted Subsidiary would be entitled to Incur a Lien to secure Debt by reason of the provisions of Section 1011, equal in amount to the Attributable Value of the Sale and Leaseback Transaction without equally and ratably securing the Securities; or (ii) the Sale and Leaseback Transaction is treated as an Asset Disposition and all of the conditions of Section 1013 (including the provisions concerning the application of Net Available Proceeds) are satisfied with respect to such Sale and Leaseback Transaction, treating all of the consideration received in such Sale and Leaseback Transaction in the same manner as consideration in respect of an Asset Disposition for purposes of such covenant.

SECTION 1013.  Limitation on Asset Dispositions.
               --------------------------------

     (a) The Company may not, and may not permit any Restricted Subsidiary to, make any Asset Disposition in one or more related transactions occurring within any 12-month period unless: (i) the Company or the Restricted Subsidiary, as the case may be, receives consideration for such disposition at least equal to the fair market value for the assets sold or disposed of as determined by the Managing Member in good faith and evidenced by a Managing Member's Certificate filed with the Trustee, which determination shall be conclusive; (ii) at least 75% of the consideration for such disposition consists of (1) cash or readily marketable cash equivalents or the assumption of Debt of the Company (other than Debt that is subordinated to the Securities) or of the Restricted Subsidiary and release from all liability on the Debt assumed; (2) Telecommunications Assets; or (3) shares of publicly-traded Voting Stock of any Person engaged in the Telecommunications Business in the United States; and (iii) all Net Available Proceeds, less any amounts invested within 360 days of such disposition in new Telecommunications Assets, are applied within 360 days of such disposition
(1) first, to the permanent repayment or reduction of Debt then outstanding under any Bank Credit Agreement or Vendor Financing Facility, to the extent such agreements would require such application or prohibit payments pursuant to clause (2) following, (2) second, to the extent of remaining Net Available Proceeds, to make an Offer to Purchase outstanding Securities at 100% of their principal amount plus accrued interest to the date of purchase and, to the extent required by the terms thereof, any other Debt of the Company that is pari passu with the Securities at a price no greater than 100% of the principal amount thereof plus accrued interest to the date of purchase, and (3) third, to the extent of any remaining Net Available Proceeds following the completion of the Offer to Purchase, to the repayment of other Debt of the Company or Debt of a Restricted Subsidiary of the Company, to the extent permitted under the terms thereof. To the extent any Net Available Proceeds remain after such uses, the Company and its Restricted Subsidiaries may use such amounts for any purposes not prohibited by this Indenture.

     (b) The Company will mail the Offer for an Offer to Purchase required pursuant to Section 1013(a) not more than 360 days after consummation of the disposition referred to in Section 1013(a). The aggregate principal amount of the Securities to be offered to be purchased pursuant to the Offer to Purchase shall equal the Net Available Proceeds available therefor pursuant to Clause
(iii)(2) of

Section 1013(a) (rounded down to the next lowest integral multiple of $1,000). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

     The Company shall not be entitled to any credit against its obligations under this Section 1013 for the principal amount of any Securities acquired or redeemed by the Company otherwise than pursuant to the Offer to Purchase pursuant to this Section 1013.

     (c) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1013, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer is being made, including, if amounts are invested in Telecommunication Assets, the amount of the assets acquired and (iii) the compliance of such allocation with the provisions of Section 1013(a).

     The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer,
(ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security of like tenor equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof.

     (d) Notwithstanding the foregoing, this Section 1013 shall not apply to any Asset Disposition which constitutes a transfer, conveyance, sale, lease or other disposition of all or substantially all of the Company's properties or assets within the meaning of Section 801 hereof.


SECTION 1014.  Limitation on Issuances and Sales of
               Capital Stock of Restricted Subsidiaries.
               ----------------------------------------

          The Company may not, and may not permit any Restricted Subsidiary of the Company to, issue, transfer, convey, sell or otherwise dispose of any shares of Capital Stock of a Restricted Subsidiary of the Company or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital Stock of a Restricted Subsidiary of the Company to any person other than the Company or a Wholly-Owned Restricted Subsidiary of the Company except (i) in a transaction consisting of a sale of Capital Stock of such Restricted Subsidiary owned by the Company or any Restricted Subsidiary of the Company and that complies with the provisions of
Section 1013 to the extent such provisions apply; (ii) if required, the issuance, transfer, conveyance, sale or other disposition of directors' qualifying shares; (iii) in a transaction in which, or in connection with which, the Company or a Restricted Subsidiary acquires at the same time sufficient Capital Stock of such Restricted Subsidiary to at least maintain the same percentage ownership interest it had prior to such transaction;
(iv) constituting the issuance of Preferred Stock permitted by the provisions of Section 1008; and (v) Disqualified Stock issued in exchange for, or upon conversion of, or the proceeds of the issuance of which are used to redeem, refinance, replace or refund shares of Disqualified Stock of such Restricted Subsidiary, provided that the amounts of the redemption obligations of such Disqualified Stock shall not exceed the amounts of the redemption obligations of, and such Disqualified Stock shall have redemption obligations no earlier than those required by, the Disqualified Stock being exchanged, converted, redeemed, refinanced, replaced or refunded.


SECTION 1015.  Transactions with Affiliates
               and Related Persons.
               ----------------------------

     The Company may not, and may not permit any Restricted Subsidiary of the Company to, enter into any transaction (or series of related transactions) with an Affiliate or Related Person of the Company (other than the Company or a Wholly-Owned Restricted Subsidiary of the Company), including any Investment, but excluding transactions pursuant to employee compensation arrangements approved by the Managing Member of the Company, either directly or indirectly, unless such transaction is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person and is in the best interests of such Company or such Restricted Subsidiary. For any transaction that involves in excess of $1 million but less than or equal to $5 million, the Chief Executive Officer of the Company shall determine that the transaction satisfies the above criteria and shall evidence such a determination by an Officer's Certificate filed with the Trustee. For any transaction that involves in excess of $5 million, the Company shall also obtain an opinion from a nationally recognized expert with experience in appraising the terms and conditions, taken as a whole, of the type of transaction (or series of related transactions) for which the opinion is required stating that such transaction (or series of related transactions) is on terms and conditions, taken as a whole, no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person of the Company, which opinion shall be filed with the Trustee. This covenant shall not apply to Investments by an Affiliate or a Related Person of the Company in the Capital Stock (other than Disqualified Stock) of the Company or any Restricted Subsidiary of the Company.


SECTION 1016.  Change of Control.
               -----------------

     (a) Within 30 days of the occurrence of a Change of Control, the Company will be required to make an Offer to Purchase all Outstanding Securities at a purchase price equal to 101% of their principal amount plus accrued and unpaid interest to the date of purchase.

     (b) The Company and Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to

Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof.

     (c) A "Change of Control" will be deemed to have occurred at such time as either (a) any Person or any Persons acting together that would constitute a "group" (a "Group") for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto (other than Eagle River, Mr. Craig O. McCaw and their respective Affiliates or an underwriter engaged in a firm commitment underwriting on behalf of the Company), shall beneficially own (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision thereto) more than 50% of the aggregate voting power of all classes of Voting Stock of the Company; or (b) neither Eagle River nor any Affiliate of Mr. Craig
O. McCaw or Eagle River shall be a Managing Member of the Company.

     (d) In the event that the Company makes an Offer to Purchase the Securities, the Company intends to comply with any applicable securities laws and regulations, including any applicable requirements of Section 14(e) of, and Rule 14e-1 under, the Exchange Act.

     (e) Unless the Company defaults in the payment of the Purchase Price, any Security accepted for payment pursuant to an Offer to Purchase shall cease to accrue interest after the Purchase Date.


SECTION 1017.  Provision of Financial Information.
               ----------------------------------

     The Company has agreed that, for so long as any Securities remain outstanding, it will furnish to the Holders of the Securities and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. In addition, prior to the effectiveness of the Exchange Offer Registration Statement, the Company will file with the Trustee and furnish to the holders of the Securities the quarterly and annual financial statements and related notes and an accompanying Management's Discussion and Analysis of Financial Condition and Results of Operations in the format that would be required to be included in the Company's periodic reports filed with the

Commission if the Company were required to file such reports with the Commission. The Company will furnish such information to the Trustee and the holders of the Securities within 15 days after the date on which the Company would have been required to file the same with the Commission. Following the effectiveness of the Exchange Offer Registration Statement (or earlier if the Company becomes obligated to file reports with the Commission), the Company will file with the Trustee within 15 days after it files them with the Commission copies of the annual and quarterly reports and the information, documents, and other reports that the Company is required to file with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act ("SEC Reports"). In the event the Company shall cease to be required to file SEC Reports pursuant to the Exchange Act, the Company will nevertheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee. The Company will furnish copies of the SEC Reports to the Holders of Securities at the time the Company is required to file the same with the Trustee and will make such information available to investors who request it in writing.

     The Company shall not be required to furnish information pursuant to this
Section 1013 at any time to a prospective purchaser located outside the United States who is not a "U.S. Person" within the meaning of Regulation S if such Security may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successive provision thereto).


SECTION 1018.  Limitations on Conduct of Business of Capital
               ---------------------------------------------

     Capital will not hold any operating assets or other properties or conduct any business other than to serve as an Issuer and co-obligor with respect to the Securities and will not own any Capital Stock of any Person to the extent that such ownership would cause such Person to be deemed a Subsidiary of Capital.

SECTION 1019.  Pledge Agreement; Security
               --------------------------

     (a) The Company shall (i) enter into the Pledge Agreement (in the form attached hereto as Exhibit I) and comply with the terms and provisions thereof and (ii) use a portion of the net proceeds of the sale of the Securities to the Initial Purchasers to purchase the Pledged Securities to be pledged to the Trustee for the benefit of the Holders of the Securities in such amount as will be sufficient upon receipt of scheduled interest and principal payments of such securities, in the opinion of a nationally recognized firm of independent public accountants selected by the Company, to provide for payment in full of the first six scheduled interest payments due on the Securities. The Pledged Securities shall be pledged by the Company to the Trustee for the benefit of the Holders of the Securities and shall be held by the Trustee in the Pledge Account pending disbursement pursuant to the Pledge Agreement.

     (b) Each Holder, by its acceptance of a Security, consents and agrees to the terms of the Pledge Agreement (including, without limitation, the provisions providing for foreclosure and release of Collateral (as defined in the Pledge Agreement)) as the same may be in effect or may be amended from time to time in accordance with its terms, and authorizes and directs the Trustee to enter into the Pledge Agreement to which it is a party and to perform its respective obligations and exercise its respective rights thereunder in accordance therewith. The Company will do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Pledge Agreement, to assure and confirm to the Trustee the security interest in the Collateral (as defined in the Pledge Agreement) contemplated hereby, by the Pledge Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed. The Company shall take, or shall cause to be taken, upon request of the Trustee, any and all actions reasonably required to cause the Pledge Agreement to create and maintain, as security for the obligations of the Company under this Indenture and the Securities, valid and enforceable first priority liens in and on all the Collateral, in favor of the Trustee, superior to and prior to the rights of all third Persons and subject to no other Liens other than as provided herein.

     (c) The release of any Collateral pursuant to the Pledge Agreement will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to this Indenture and the Pledge Agreement. To the extent applicable, the Company shall cause Section 314(d) of the Trust Indenture Act relating to the release of property or securities from the Lien and security interest of the Pledge Agreement and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Pledge Agreement to be complied with. Any certificate or opinion required by
Section 314(d) of the Trust Indenture Act may be made by an officer of the

Company, except in cases where Section 314(d) of the Trust Indenture Act requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care.

     (d) The Company shall cause Section 314(b) of the Trust Indenture Act, relating to opinions of counsel regarding the Lien of the Pledge Agreement, to be complied with. The Company shall furnish to the Trustee prior to each proposed release of Collateral pursuant to the Pledge Agreement all documents required by section 314(d) of the Trust Indenture Act. The Trustee may, to the extent permitted by Sections 601 and 603 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such instruments.

     (e) The Trustee may, in its sole discretion and without the consent of the Holders, on behalf of the Holders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Pledge Agreement and
(ii) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder. The Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Pledge Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders or of the Trustee).


SECTION 1020.  Statement by Officers as to Default.
               -----------------------------------

     (a) The Issuers will deliver to the Trustee, within 90 days after the end of each quarter of each fiscal year of the Issuers ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Issuers are in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and if an Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     (b) The Issuers shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Issuers become aware of the occurrence of a Default or an Event of Default, an Officers' Certificate setting forth the details of such Default or Event of Default and the action which the Issuers propose to take with respect thereto.


SECTION 1021.  Waiver of Certain Covenants.
               ---------------------------

     The Issuers may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 to 1017, inclusive, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuers and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.



                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.  Right of Redemption.
               -------------------

     (a) The Securities may be redeemed prior to April 15, 2001 only in the event that on or before April 15, 1999 the Company receives net proceeds from any sale of its Common Equity, in which case the Company may, at its option, use all or a portion of any such net proceeds to redeem Securities in a principal amount of up to an aggregate amount equal to 33 1/3% of the original principal amount of the Securities provided, however, that Securities in an amount equal
                         --------  -------
to at least $175 million remain outstanding after such redemption. Such redemption must occur on a Redemption Date within 90 days of any such sale and upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000 at a Redemption Price of 112.50% of their principal amount plus accrued and unpaid interest, if any, to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive Special Interest due on an Interest Payment Date that is on or prior to the Redemption
Date).

     (b) The Securities further may be redeemed, as a whole or in part, at the election of the Company, at any time on or after April 15, 2001 and prior to maturity, upon not less than 30 nor more than 60 days' notice by mail to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at the Redemption Prices specified in the form of Security hereinbefore set forth, together with accrued and unpaid interest (including Special Interest) to, but excluding, the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest (including Special Interest) due on an Interest Payment Date that is on or prior to the Redemption Date).


SECTION 1102.  Applicability of Article.
               ------------------------

     Redemption of Securities at the election of the Issuers, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.


SECTION 1103.  Election to Redeem; Notice to Trustee.
               -------------------------------------

     The election of the Issuers to redeem any Securities pursuant to Section 1101 shall be evidenced by a Managing Member's Certificate and a Board Resolution of Capital. In case of any redemption at the election of the Issuers of less than all the Securities, the Issuers shall, at least 60 days prior to the Redemption Date fixed by the Issuers (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuers shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1104.  Securities to Be Redeemed Pro Rata.
               ----------------------------------

     If less than all the Securities are to be redeemed in any redemption, the Securities to be redeemed shall be selected by the Trustee by prorating, as nearly as may be practicable, the principal amount of Securities to be redeemed. In any proration pursuant to this Section, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper (and in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed) to the end that the principal amount of Securities so prorated shall be $1,000 or a multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any Holder on the basis of exact proportion by an amount not exceeding $1,000. The Trustee in its discretion may determine the particular Securities (if there are more than one) registered in the name of any Holder which are to be redeemed, in whole or in part.

     The Trustee shall promptly notify the Issuers and each Security Registrar (other than the Trustee) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1105.  Notice of Redemption.
               --------------------

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

     All notices of redemption shall state:

     (1)  the Redemption Date,

     (2)  the Redemption Price,

     (3) whether the redemption is being made pursuant to Section 1101(a) or (b) and, if being made pursuant to Section 1101(a), a brief statement setting forth the

  Issuers' right to effect such redemption and the Issuers' basis therefor,

     (4) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

     (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

     (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

     (7) that in the case that a Security is only redeemed in part, the Issuers shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities in an aggregate amount equal to the unredeemed portion of the Security,

     (8) the aggregate principal amount of Securities being redeemed, and

     (9) the CUSIP number or numbers of the Securities being redeemed.

     Notice of redemption of Securities to be redeemed at the election of the Issuers shall be given by the Issuers or, if request is made to the Trustee no less than 35 days prior to the Redemption Date, by the Trustee in the name and at the expense of the Issuers.


SECTION 1106.  Deposit of Redemption Price.
               ---------------------------

     Prior to any Redemption Date, the Issuers shall deposit with the Trustee or with a Paying Agent (or, if the Issuers are acting as their own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued and unpaid interest on, all the Securities which are to be redeemed on that date.

SECTION 1107.  Securities Payable on Redemption Date.
               -------------------------------------

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuers shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuers at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that
                                                    --------  -------
installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.


SECTION 1108.  Securities Redeemed in Part.
               ---------------------------

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuers designated for that purpose pursuant to
Section 1002 (with, if the Issuers or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuers and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuers shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                              ARTICLE TWELVE

                       Defeasance and Covenant Defeasance

SECTION 1201.  Issuers' Option to Effect Defeasance or
               Covenant Defeasance.
               ---------------------------------------

     The Issuers may at their option by, in the case of the Company, resolution of the Managing Member of the Company, as evidenced by a Managing Member's Certificate and, in the case of Capital, by Board Resolution of Capital, at any time (subject to 10-day prior written notification to the Trustee), elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.


SECTION 1202.  Defeasance and Discharge.
               ------------------------

     Upon the Issuers' exercise of the option provided in Section 1201 applicable to this Section, the Issuers shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuers shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuers, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Issuers' obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Issuers may exercise their option under this Section 1202 notwithstanding the prior exercise of their option under Section 1203.

SECTION 1203.  Covenant Defeasance.
               -------------------

     Upon the Issuers' exercise of the option provided in Section 1201 applicable to this Section (i) the Issuers shall be released from their obligations under Sections 1005 through 1017, inclusive, and Clauses (3) and (4) of Section 801, (ii) the occurrence of an event specified in Sections 501(3), 501(4) (with respect to Clauses (3) and (4) of Section 801), and 501 (5) (with respect to Sections 1005 through 1017, inclusive) shall not be deemed to be an Event of Default, on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


SECTION 1204.  Conditions to Defeasance or
               Covenant Defeasance.
               ---------------------------

          The following shall be the conditions to application of either Section 1202 or Section 1203 to the Outstanding Securities:

          (1) The Issuers shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such

     Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by
                                        --------
     law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

          (2) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(8) and (9) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Issuers.

          (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which either Issuer is a party or by which it is bound.

          (5) The Issuers shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under

     Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

          (6) In the case of an election under Section 1202, the Issuers shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

          (7) In the case of an election under Section 1203, the Issuers shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (8) The Issuers shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.


SECTION 1205.  Deposited Money and U.S. Government
               Obligations to Be Held in Trust;
               Other Miscellaneous Provisions.
               -----------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuers acting as their own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon Issuers Request any money or U.S. Government Obligations held by it as provided in
Section 1204 which, in the opinion of a nationally recognized accounting firm expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.


SECTION 1206.  Reinstatement
               -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuers' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 and 1203; provided, however, that if the Issuers make any payment of principal of (and
- --------  -------
premium, if any) any Security following the reinstatement of its obligations, the Issuers shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


SECTION 1207.  Repayment to Company
               --------------------

          Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such security shall thereafter, as a creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or
                                        --------  -------
such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                             --------------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, and the Trustee has caused its seal to be hereunto affixed and attested, all as of the day and year first above written.


                                       NEXTLINK COMMUNICATIONS, L.L.C.

                                       By:  NEXTLINK, INC.

                                       By /s/ R. Bruce Easter, Jr.
                                         ----------------------------
                                         Name:  R. Bruce Easter, Jr.
                                         Title: Vice President and
                                                 Secretary


Attest:

/s/ Gary A. Rawding
- -------------------
By Gary A. Rawding
   Vice President

                                       NEXTLINK CAPITAL, INC.


                                       By /s/ R. Bruce Easter, Jr.
                                         -------------------------
                                         Name:  R. Bruce Easter, Jr.
                                         Title: Vice President and
                                                 Secretary


Attest:

/s/ Gary A. Rawding
- -------------------
By Gary A. Rawding
   Vice President

                                       UNITED STATES TRUST COMPANY
                                         OF NEW YORK


                                       By /s/ Patricia Stermer
                                         -------------------------
                                         Name:  Patricia Stermer
                                         Title: Assistant Vice President


Attest:

/s/ Cynthia Chaney
- ------------------
By Cynthia Chaney

STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )

          On this twenty-fifth day of April, 1996, before me personally appeared
R. Bruce Easter, to me known, who, being duly sworn, did depose and say that he is the Vice President of NEXTLINK, Inc., a Managing Member of NEXTLINK Communications, L.L.C., one of the limited liability companies described in and which executed the foregoing instrument, and duly acknowledged to me that he executed the same by authority of the Managing Members of said limited liability company.

                                                  ______________________________
                                                           Notary Public



STATE OF NEW YORK  )   ss.:
COUNTY OF NEW YORK )

          On this twenty-fifth day of April, 1996, before me personally appeared
R. Bruce Easter, to me known, who, being duly sworn, did depose and say that he is the Vice President of NEXTLINK Capital, Inc., one of the corporations described in and which executed the foregoing instrument, and duly acknowledged to me that he executed the same by authority of the Board of Directors of said corporation.

                                                 _______________________________
                                                          Notary Public

                                                                         ANNEX A


                [FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                       BENEFICIAL INTEREST IN A TEMPORARY
                          REGULATION S GLOBAL SECURITY
                             TO EUROCLEAR OR CEDEL]

                         OWNER SECURITIES CERTIFICATION

                        NEXTLINK COMMUNICATIONS, L.L.C.
                             NEXTLINK CAPITAL, INC.

                    12 1/2% Senior Notes due April 15, 2006
                                CUSIP No. _____

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This is to certify that, as of the date hereof, $________ of the above-captioned Securities (the "Securities") are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.


                Dated:______________, ____

                By:____________________________________________
                     As, or as agent for, the beneficial
                     owner(s) of the Securities to which this
                     certificate relates.

                                                                         ANNEX B


                       [FORM OF CERTIFICATION TO BE GIVEN
                          BY THE EUROCLEAR OPERATOR OR
                          CEDEL BANK, SOCIETE ANONYME]

                      DEPOSITORY SECURITIES CERTIFICATION

                        NEXTLINK COMMUNICATIONS, L.L.C.
                             NEXTLINK CAPITAL, INC.

                    12 1/2% Senior Notes due April 15, 2006
                                CUSIP No. _____


Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This is to certify that, with respect to U.S.$___________ principal amount of the above-captioned Securities (the "Securities"), except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Securities (our "Member Organizations"), certifications with respect to such portion, substantially to the effect set forth in the Indenture./1/

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Regulation S Global Security (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal

____________________
/1/ Unless Morgan Guaranty Trust Company of New York, London Branch is otherwise informed by the Agent, the long form certificate set out in the Operating Procedures will be deemed to meet the requirements of this sentence.

proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.


                                       Dated:  _____________, _______


                                                  Yours faithfully,


                                       [CHEMICAL BANK, as operator of the
                                       Euroclear System]

                                       or

                                       [CEDEL BANK, SOCIETE ANONYME]


                                       By______________________________

                                                                         ANNEX C

                     [FORM OF CERTIFICATION TO BE GIVEN BY
                     TRANSFEREE OF BENEFICIAL INTEREST IN A
                    TEMPORARY REGULATION S GLOBAL SECURITY]

                      TRANSFEREE SECURITIES CERTIFICATION

                        NEXTLINK COMMUNICATIONS, L.L.C.
                             NEXTLINK CAPITAL, INC.

                    12 1/2% Senior Notes due April 15, 2006
                                CUSIP No. _____


Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.


                                       Dated:______________, ____


                                       By:_____________________________
                                            As, or as agent for, the
                                            beneficial acquiror of the
                                            Securities to which this
                                            certificate relates.

                                                                         ANNEX D


                     FORM OF CERTIFICATION FOR TRANSFER OR
                     EXCHANGE OF RESTRICTED GLOBAL SECURITY
                   TO TEMPORARY REGULATION S GLOBAL SECURITY
                      (Exchanges or transfers pursuant to
                      Section 305(c)(3) of the Indenture)

United States Trust Company of New York,
  as Trustee
114 West 47th Street,
New York, New York 10036.

Attention: Ms. Patricia Stermer


          Re:  NEXTLINK Communications, L.L.C. and
               NEXTLINK Capital, INC.
               12 1/2% Senior Notes
               Due April 15, 2006 (the "Securities")
               -------------------------------------

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to U.S.$___________ aggregate principal amount of Securities which are held in the form of the Restricted Global Security (CUSIP No. _________) with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Temporary Regulation S Global Security (CUSIP No. _________) to be held with the Depository in the name of [Euroclear] [Cedel Bank, societe anonyme].

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Securities and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

          (1) the offer of the Securities was not made to a person in the United States;

          [(2) at the time the buy order was originated, the transferee was outside the United States or the

     Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;]/1/

          [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States;]/1/

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depository in the name of [Euroclear] [Cedel Bank, societe anonyme].

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

                              [Insert Name of Transferor]


                              By:_____________________________
                                    Name:
                                    Title:


Dated:  ______________


cc:  NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc.


- --------------------
/1/ Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.

                                                                         ANNEX E
               FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF
                         RESTRICTED GLOBAL SECURITY TO
                     PERMANENT REGULATION S GLOBAL SECURITY
                      (Exchanges or transfers pursuant to
                      Section 305(c)(4) of the Indenture)

United States Trust Company of New York,
  as Trustee
114 West 47th Street,
New York, New York 10036.

Attention: Ms. Patricia Stermer

          Re: NEXTLINK Communications, L.L.C. and NEXTLINK Capital, INC. 12 1/2% Senior Notes
               Due April 15, 2006 (the "Securities")
               -------------------------------------


          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to U.S.$___________ aggregate principal amount of Securities which are held in the form of the Restricted Global Securities (CUSIP No. _________) with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Permanent Regulation S Global Security (CUSIP No. _________).

          In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Securities and,

(1) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

          (A) the offer of the Securities was not made to a person in the United States;

          [(B) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;]/1/

          [(B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States;]/1/

          (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

          (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

(2) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

                                       [Insert Name of Transferor]


                                       By:_____________________________
                                            Name:
                                            Title:


Dated:  ______________

cc:  NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc.

____________________
/1/ Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                         ANNEX F
               FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF
                     TEMPORARY REGULATION S GLOBAL SECURITY
                  OR PERMANENT REGULATION S GLOBAL SECURITY TO
                           RESTRICTED GLOBAL SECURITY
                      (Exchanges or transfers pursuant to
                      Section 305(c)(5) of the Indenture)

United States Trust Company of New York,
  as Trustee
114 West 47th Street,
New York, New York 10036.

Attention: Ms. Patricia Stermer


          Re: NEXTLINK Communications, L.L.C. and NEXTLINK Capital, INC. 12 1/2% Senior Notes
               Due April 15, 2006 (the "Securities")
               -------------------------------------

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to U.S. $___________ principal amount of Securities which are evidenced by an aggregate [Temporary Regulation S Global Security (CUSIP No. _________)] [Permanent Regulation S Global Security (CUSIP No. _________)] and held with the Depository through [Euroclear] [Cedel] (Common Code _______) in the name of [insert name of transferor] (the "Transferor").
The Transferor has requested a transfer of such beneficial interest in Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by a Restricted Global Security of the same series and of like tenor as the Securities (CUSIP No. _________).

          In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act and, accordingly, the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

                                       [Insert Name of Transferor]


                                       By:_____________________________
                                            Name:
                                            Title:


Dated:  ______________

cc:  NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc.

                                                                       ANNEX G-1


                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL RESTRICTED SECURITY TO
                           RESTRICTED GLOBAL SECURITY
             (Transfers and exchanges pursuant to Section 305(c)(6)
                               of the Indenture)


United States Trust Company of New York,
  as Trustee
114 West 47th Street,
New York, New York 10036.

Attention: Ms. Patricia Stermer


          Re:  NEXTLINK Communications, L.L.C. and
               NEXTLINK Capital, INC.
               12 1/2% Senior Notes
               Due April 15, 2006 (the "Securities")
               -------------------------------------


          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $___________ principal amount of Restricted Securities held in definitive form (CUSIP No. _____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act") and accordingly the Transferor does hereby further certify that:

          (1)  if the transfer has been effected pursuant to Rule 144A:

               (A) the Securities are being transferred to a person that the Transferor reasonably believes is

                                     G-1-1
          purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion;

               (B) such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A; and

               (C) the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States; or

          (2)  if the transfer has been effected pursuant to Rule 144:

               (A) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement; and

               (B) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

                                       Dated:  ______________, ____


                                       [Insert Name of Transferor]



                                       By:_____________________________
                                            Name:
                                            Title:


cc:  NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc.

                                     G-1-2

                                                                       ANNEX G-2


                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL RESTRICTED SECURITY TO
                     PERMANENT REGULATION S GLOBAL SECURITY
                   OR TEMPORARY REGULATION S GLOBAL SECURITY
             (Transfers and exchanges pursuant to Section 305(c)(6)
                               of the Indenture)


United States Trust Company of New York,
  as Trustee
114 West 47th Street,
New York, New York 10036.

Attention: Ms. Patricia Stermer


          Re:  NEXTLINK Communications, L.L.C. and
               NEXTLINK Capital, INC.
               12 1/2% Senior Notes
               Due April 15, 2006 (the "Securities")
               -------------------------------------


          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $___________ principal amount of Restricted Securities held in definitive form (CUSIP No. _____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, and accordingly the Transferor does hereby further certify that:

          (1)  if the transfer has been effected pursuant to Rule 903 or Rule
     904:

               (A) the offer of the Securities was not made to a person in the United States;

               (B)  either:

                                     G-2-1

                    (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                    (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

               (C) no directed selling efforts have been made in contravention of the requirements of Rule 903 (b) or 904(b) of Regulation S, as applicable;

               (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

               (E) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depository through [Euroclear] [CEDEL]; or

          (2)  if the transfer has been effected pursuant to Rule 144:

               (A) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement; and

               (B) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.


                                     G-2-2

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

                                       Dated:  ______________, ____


                                       [Insert Name of Transferor]



                                       By:_____________________________
                                            Name:
                                            Title:


cc:  NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc.


                                     G-2-3

                                                                       ANNEX H-1

                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL PERMANENT REGULATION S
                     SECURITY TO RESTRICTED GLOBAL SECURITY
             (Transfers and exchanges pursuant to Section 305(c)(7)
                               of the Indenture)

United States Trust Company of New York,
  as Trustee
114 West 47th Street,
New York, New York 10036.

Attention: Ms. Patricia Stermer

          Re:  NEXTLINK Communications, L.L.C. and
               NEXTLINK Capital, INC.
               12 1/2% Senior Notes
               Due April 15, 2006 (the "Securities")
               -------------------------------------

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $___________ principal amount of Restricted Securities held in definitive form (CUSIP No. ____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested

                                     H-1-1
party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

                                       Dated:  ________________, ____



                                       [Insert Name of Transferor]



                                       By:___________________________
                                            Name:
                                            Title:

cc:  NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc.


                                     H-1-2

                                                                       ANNEX H-2

                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL PERMANENT REGULATION S
               SECURITY TO PERMANENT REGULATION S GLOBAL SECURITY
             (Transfers and exchanges pursuant to Section 305(c)(7)
                               of the Indenture)

United States Trust Company of New York,
  as Trustee
114 West 47th Street,
New York, New York 10036.

Attention: Ms. Patricia Stermer

          Re:  NEXTLINK Communications, L.L.C. and
               NEXTLINK Capital, INC.
               12 1/2% Senior Notes
               Due April 15, 2006 (the "Securities")
               -------------------------------------

          Reference is hereby made to the Indenture, dated as of April 25, 1996 (the "Indenture"), between NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc., as Issuers, and United States Trust Company of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to $___________ principal amount of Restricted Securities held in definitive form (CUSIP No. ____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

          In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, and accordingly the Transferor does hereby further certify that:

          (1)  if the transfer has been effected pursuant to Rule 903 or Rule
     904:

               (A) the offer of the Securities was not made to a person in the United States;

               (B)  either:

                    (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                                     H-2-1

                    (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

               (C) no directed selling efforts have been made in contravention of the requirements of Rule 903 (b) or 904(b) of Regulation S, as applicable;

               (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

               (E) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depository through [Euroclear] [CEDEL]; or

          (2)  if the transfer has been effected pursuant to Rule 144:

               (A) more than two years has elapsed since the date of the closing of the initial placement of the Securities pursuant to the Purchase Agreement; and

               (B) the Securities have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

                                       Dated:  ________________, ____


                                       [Insert Name of Transferor]



                                       By:___________________________
                                            Name:
                                            Title:

cc:  NEXTLINK Communications, L.L.C. and NEXTLINK Capital, Inc.

                                     H-2-2

                                                                         ANNEX I

                           [FORM OF PLEDGE AGREEMENT]


                                      I-1